(As filed copy)

                                                                       Form 4-2

(Translation)

COVER PAGE


Filing Document:                             SECURITIES REGISTRATION STATEMENT (for NAV Sale)
This Securities Registration
Statement is Filed with:                     Director-General of Kanto Local Finance Bureau

Filing Date:                                 May 6, 2005

Name of the Registrant:                      PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of                   Charles E. Porter
Representative of Trustees:                  Executive Vice President, Associate
                                             Treasurer and Principal Executive Officer

Address of Principal Office:                 One Post Office Square
                                             Boston, Massachusetts 02109
                                             U. S. A.

Name and Title of Attorney-in-fact:          Akihiro Wani
                                             Attorney-at-Law

Address or Location of Attorney-in-fact:     Linklaters
                                             Meiji Yasuda Building 10F
                                             1-1, Marunouchi 2-chome
                                             Chiyoda-ku, Tokyo 100-0005

Name of Liaison Contact:                     Akihiro Wani
                                             Attorney-at-Law

Place of Liaison Contact:                    Linklaters
                                             Meiji Yasuda Building 10F
                                             1-1, Marunouchi 2-chome
                                             Chiyoda-ku, Tokyo 100-0005

Phone Number:                                03-6212-1200

Name of the Fund Making Public Offering or
Sale of Foreign Investment Fund Securities:  PUTNAM HIGH YIELD ADVANTAGE FUND

Type and Aggregate Amount of Foreign         Up to 300 million Class M Shares
Investment Fund Securities to be Publicly    Up to the total amount obtained by aggregating
Offered or Sold:                             the respective net asset value per Class M Share
                                             in respect of 300 million Class M Shares (The
                                             maximum amount expected to be sold is 1,869
                                             million U.S. dollars (195,759 million))


Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00= [YEN] 104.74 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of February, 2005 (U.S.$6.23) by 300 million
        Class M Shares for convenience.

Places where a copy of this Semi-annual      Not applicable.
Report is available for Public Inspection:


PART I. INFORMATION CONCERNING SECURITIES

(1) NAME OF FUND:

PUTNAM HIGH YIELD ADVANTAGE FUND (hereinafter referred to as the "Fund")

(2) TYPE, ETC. OF FOREIGN INVESTMENT FUND SECURITIES:

Four classes of shares (Class A shares, Class B shares, Class M shares and Class Y shares). Registered shares without par value. In Japan, only Class M shares (hereinafter referred to as the "Shares") are publicly offered. No rating has been acquired. The fund assets may be increased by additional subscription.

(3) TOTAL AMOUNT OF OFFERING PRICE:

Up to the total amount obtained by aggregating the respective net asset value per Share in respect of 300 million Shares (The maximum amount expected to be sold is 1,869 million U.S. dollars ([YEN] 195,759 million).

Note 1: The maximum amount expected to be sold is an amount calculated, for convenience, by multiplying the net asset value per Share as of February 28, 2005 ($6.23) by the number of Shares to be offered (300 million).

Note 2: Dollar amount is translated, for convenience, at the rate of $1.00= [YEN] 104.74 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

(4) ISSUE PRICE:

The Net Asset Value per Share next calculated on a Fund Business Day after the application for purchase is received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock Exchange is open for business.

(5) SALES CHARGE:

Sales charge (in Japan) is 3.4125% (3.25% before consumption tax) of the Subscription Amount.

(6) MINIMUM AMOUNT OR NUMBER OF SHARES FOR SUBSCRIPTION:

Shares may be purchased in a minimum amount of 100 shares and in integral multiples of 10 shares.

(7) PERIOD FOR SUBSCRIPTION:

From: May 7, 2005 (Saturday)

To: May 8, 2006 (Monday)

Provided that the subscription is handled only on a Fund Business Day and a business day when securities companies are open for business in Japan.

(8) SALES FOR SUBSCRIPTION:

Mitsubishi Securities Co., Ltd. (hereinafter referred to as "Mitsubishi" or the "Distributor")

4-1, Marunouchi 2-chome, Chuo-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of the above-mentioned securities company.

(9) DATE OF PAYMENT:

Investors shall pay the Issue Price and Sales Charge to Mitsubishi within 4 business days in Japan from the day when Mitsubishi confirms the execution of the order (the "Trade Day"). The total issue price will be transferred by Mitsubishi to the account of the Fund at Putnam Fiduciary Trust Company, the transfer agent, within 4 Fund Business Days (hereinafter referred to as "Payment Date") from (and including) the Application Day.

(10) PLACE OF PAYMENT:

Mitsubishi Securities Co., Ltd.

(11) MATTERS REGARDING TRANSFER INSTITUTION:

Not applicable.

(12) MISCELLANEOUS:

A. ADVANCES ON SUBSCRIPTION:

Not applicable.

B. OUTLINE OF UNDERWRITING, ETC.:

(a) Mitsubishi (formerly, Kokusai Securities Co., Ltd.) has entered into an agreement dated 10th September, 1996 with Putnam Retail Management, Limited Partnership in connection with the sale and repurchase of the Shares in Japan, and has undertaken to make a public offering of Shares.

(b) During the offering period, Mitsubishi will execute or forward purchase orders and repurchase requests for the Shares received directly or indirectly through other distributor or Sales Handling Companies (together with Mitsubishi, hereinafter referred to as the "Sales Handling Companies") to the Fund.

Note: The "Sales Handling Company" shall mean an intermediary securities company or intermediary registered financial institution which enters into an agreement concerning the brokerage business of Fund Shares with the Distributor to engage in the business of forwarding investor's applications for subscription and requests for repurchase of Fund Shares to the Distributor and in the business of handling the services concerning acceptance of investors' subscription moneys and the services concerning payments of the repurchase proceeds to the investors and other services.

(c) The Fund has appointed Mitsubishi as the Agent Company in Japan.

Note: "The Agent Company" shall mean an agent company which, under a contract made with a foreign issuer of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and distributor or Sales Handling Companies rendering such other services.

C. Method of Subscription:

Investors who subscribe for Shares shall enter into an agreement with the Handling Company concerning the foreign securities transactions. For this purpose, the Distributor or the Sales Handling Company shall deliver to investors an Agreement of Foreign Securities Transactions Account and other prescribed agreements (hereinafter referred to as the "Account Agreement") and investors shall submit to the Distributor or Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The subscription amount shall be paid in yen in principal, and the exchange rate between Dollars and Yen shall be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign exchange market as of the Trade Day for each application.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Mitsubishi on the Payment Date.

D. Performance Information:

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of a broad measure of market performance. Of course, a Fund's past performance is not an indication of future performance.


[GRAPHIC OMITTED: horizontal bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

Calendar Year Total Returns for Class M Shares

1995              18.59%
1996              10.26%
1997              13.11%
1998              -9.78%
1999               5.69%
2000              -9.12%
2001               3.05%
2002              -0.80%
2003              26.86%
2004              11.04%

Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 9.98% (quarter ending 6/30/03) and the lowest return for a quarter was --12.04% (quarter ending 9/30/98).

Average annual total returns (for periods ending 12/31/2004)
------------------------------------------------------------------------------
                          Past         Past           Past
                         1 year       5 years       10 years
------------------------------------------------------------------------------
Class M                   7.46%        4.84%          5.97%
------------------------------------------------------------------------------
JP Morgan Global
High Yield Index         11.55%        7.61%          8.62%
------------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of sales charges. Class M share performance reflects the current maximum initial sales charge. The Fund's performance is compared to the JP Morgan Global High Yield Index, an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues.

E. Fees and Expenses:

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees (fees paid directly from investors' investment)
------------------------------------------------------------------------------
                                                                Class M
                                                                Shares
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of
the offering price)                                         3.25%/3.4125%*
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of the original
purchase price or redemption proceeds,
whichever is lower)                                              NONE**
------------------------------------------------------------------------------
Maximum Redemption Fee (as a percentage
of total redemption proceeds)                                   2.00%***
------------------------------------------------------------------------------

  * A 3.4125% (3.25% before consumption tax) sales charge shall be applicable in Japan.

 ** A deferred sales charge of 0.40% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge outside of Japan.

*** A 2.00% redemption fee may apply to any shares that are redeemed
    (either by selling or exchanging into another fund) within 5 days of purchase, and a 1.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6 to 90 days of purchase. (Redemption fees will not apply to redemptions from omnibus accounts in which Japanese shareholders invest.)

Annual Operating Expenses (expenses that are deducted from fund assets)
------------------------------------------------------------------------------
                                                         Total Annual
                                                             Fund
              Management   Distribution      Other         Operating
                 Fee       (12b-1) Fee      Expenses       Expenses
------------------------------------------------------------------------------
Class M         0.63%         0.50%          0.19%          1.32%
------------------------------------------------------------------------------

F. Example:

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all the investors' shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

                         1 year    3 years    5 years   10 years
---------------------------------------------------------------------
Class M                   $455       $730     $1,025     $1,864

G. Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING THE FUND

I DESCRIPTION OF THE FUND

1 NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

A. Name of the Fund: Putnam High Yield Advantage Fund (the "Fund")

B. Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

C. Form of the Fund:

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem a shareholder's shares without the shareholder's permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

D. Goal of the Fund:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

E. Main Investment Strategies - Lower-rated Bonds:

The Fund invests mainly in bonds that:

* are obligations of U.S. companies

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in securities rated below investment grade.

F. Main Risks:

The main risks that could adversely affect the value of the Fund's shares and the total return on investors' investment include:

* The risk that issuers of the Fund's investments will not make, or will be perceived as unlikely to make timely payments of interest and principal. Because the Fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

* The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

A. Structure of the Fund

                       Related Companies of the Fund

                                  Fund

                     Putnam High Yield Advantage Fund

                                Trustees
                            (Agreement and
                          Declaration of Fund)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                      Agent

Putnam Retail Management                          Putnam Fiduciary
Limited Partnership                                 Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Agreement

              Agent Securities                 Management Contract
              Company Agreement

Distributor in Japan                           Investment Management
Agent Securities Company                       Company

Mitsubishi Securities Co., Ltd.           Putnam Investment Management, LLC

(forwarding of sales and                  (acts as investment management
repurchase in Japan and                   company of the Fund and investment
rendering of service as                   adviser concerning the Fund's assets)
agent Securities company)

                                               Sub-Management Contract

                                               Sub-Investment Management
                                               Company

                                          Putnam Investments Limited

                                          (acts as investment adviser
                                          concerning a portion of the
                                          Fund's assets)

B. Role of the Investment Management Company and the Related Companies of the Fund and Summary of the agreements, etc.



                       Role in the management
Name                   of the Fund             Summary of the agreement, etc.
------------------------------------------------------------------------------
Putnam Investment      Investment Management   The Investment Management
Management, LLC        Company                 Company has entered into the
                                               Management Contract with the
                                               Fund as of March 20, 1997, under
                                               which it provides the Fund of
                                               the investment management
                                               services and investment advisory
                                               services in relation to the
                                               Fund's assets.
------------------------------------------------------------------------------
Putnam Investments     Sub-Investment          The Sub-Investment Management
Limited                Management Company      Company has entered into the
                                               Sub-Management Contract with the
                                               Investment Management Company as
                                               of September 13, 2004, under
                                               which it manages a separate
                                               portion of the assets of the
                                               Fund as determined by the
                                               Investment Management Company
                                               from time to time and, subject
                                               to the supervision of the
                                               Investment Management Company,
                                               it is responsible for making
                                               investment decisions for the
                                               portion of the assets of the
                                               Fund that it manages.
------------------------------------------------------------------------------
Putnam Fiduciary       Custodian               The Custodian has entered into
Trust Company                                  the Custodian Agreement with the
                                               Fund as of May 3, 1991, as
                                               amended June 1, 2001, under
                                               which it serves as a custodian
                                               of the Fund's assets.
------------------------------------------------------------------------------
                       Investor Servicing      The Investor Servicing Agent has
                       Agent                   entered into the Investor
                                               Servicing Agreement with the
                                               Fund as of June 3, 1991, under
                                               which it provides all services
                                               required by the Fund in
                                               connection with the establish-
                                               ment, maintenance and recording
                                               of shareholder accounts,
                                               including without limitation all
                                               related tax and other reporting
                                               requirements, and the
                                               implementation of investment
                                               and redemption arrangements
                                               offered in connection with the
                                               sale of the Fund's shares.
------------------------------------------------------------------------------
Putnam Retail          Principal Underwriter   The Principal Underwriter has
Management Limited                             entered into the Distribution
Partnership                                    Agreement with the Fund as of
                                               May 6, 1994, under which the
                                               Principal Underwriter has the
                                               right, as principal, to sell
                                               shares of the Fund and acts
                                               as agent for the Fund in
                                               connection with the repurchase
                                               of shares by the Fund.
------------------------------------------------------------------------------
Mitsubishi Securities, Distributor in Japan    The Distributor in Japan has
Co., Ltd.                                      entered into the Japan Dealer
                                               Sales Contract with the Putnam
                                               Retail Management in respect
                                               of Class M Shares of the Fund
                                               as of September 10, 1996, under
                                               which it forwards sales and
                                               repurchase orders in Japan to
                                               the Putnam Retail Management.
------------------------------------------------------------------------------
                       Agent Securities        The Agent Securities Company
                       Company                 has entered into the Agent
                                               Securities Company Agreement
                                               with the Fund in respect of
                                               Class M Shares of the Fund
                                               as of August 23, 1996, under
                                               which it distributes prospectus,
                                               makes public in Japan the
                                               daily net asset value per share
                                               of the Fund, and distributes any
                                               documents required to be
                                               prepared in accordance with the
                                               applicable laws and regulations
                                               of Japan.
------------------------------------------------------------------------------

C. Trustees:

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to certain termination of the Fund, to the extent provided therein (v) with respect to any amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Trustees or when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Changes of Trustees and Officers:

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust:

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision.

D. Putnam Investment Management, LLC (Investment Management Company)

(a) Law of Place of Incorporation

Putnam Investment Management, LLC is a limited liability company organized under the laws of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(b) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(c) Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(d) History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk, Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $139.03 billion in assets in over 11 million shareholder accounts as of February 28, 2005. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds. Total assets under management by Putnam entities, including the Investment Management Company, are over $205 billion as of February 28, 2005.

Putnam Investment Management, LLC, Putnam Investments Limited, Putnam Retail Management, Limited Partnership and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(e) Amount of Capital Stock (as of February 28, 2005)

(i) Amount of Capital:

$(32,895,207)

(ii) Number of authorized shares of capital stock:

Not applicable.

(iii) Number of outstanding shares of capital stock:

Not applicable.

(iv) Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

                  Amount of
                    Capital
                     (Total
              Stockholders'
                  Equity in
Year             Thousands)
----------------------------------------
End of 2000    $209,635,521
----------------------------------------
End of 2001    $170,497,323
----------------------------------------
End of 2002    $138,739,094
----------------------------------------
End of 2003    $144,486,036
----------------------------------------
End of 2004     $(9,155,466)
----------------------------------------

(f) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each Fund advised by the Investment Management Company managed by one or more teams of portfolio managers. These teams, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Core Fixed-Income High Yield Team), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the larger managers of high yield debt securities in the United States.

Investment Management Company's Core Fixed-Income High Yield Team manages the Fund's portfolio.

(g) Information concerning Major Shareholders

As of February 28, 2005, all the outstanding interests in Investment Management Company were owned by Putnam, LLC located at One Post Office Square, Boston, Massachusetts 02109.

2 INVESTMENT POLICY

(1) Basic Policy for Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company pursues the Fund's goal by investing mainly in lower-rated bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

Alternative strategies:

Under normal market conditions, the Investment Management Company keeps the Fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies:

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(2) Objectives of Investment:

Non-U.S. investments:

Investment Management Company may invest in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives:

Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad). However, the Investment Management Company may also choose not to use derivatives, based on their evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Illiquid investments:

Investment Management Company may invest up to 15% of the Fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. The Investment Management Company may not be able to sell the Fund's illiquid investments when the Investment Management Company considers it desirable to do so or Investment Management Company may be able to sell them only at less than their market value.

Other investments:

In addition to the main investment strategies described above, the Investment Management Company may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

(3) Structure of the Management:

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Investment Management Company has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

The Investment Management Company's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income High Yield Team manage the Fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the Fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.



                                                     Positions Over
Portfolio Leader     Joined Fund  Employer           Past Five Years
-----------------------------------------------------------------------------
Paul D. Scanlon      2002         Putnam Management  Team Leader, U.S. High
                                  1999 - Present     Yield Investing
                                                     Previously, Portfolio
                                                     Manager, analyst
-----------------------------------------------------------------------------
                                                     Positions Over
Portfolio Member     Joined Fund  Employer           Past Five Years
-----------------------------------------------------------------------------
Rosemary H. Thomsen  2002         Putnam Management  Senior Portfolio Manager
                                  1986 - Present
-----------------------------------------------------------------------------

Fund ownership. The table below shows the dollar ranges of shares of the Fund owned by the professionals listed above at the end of the Fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio member

--------------------------------------------------------------------------------------
                             $1-     $10,001- $50,001- $100,001- $500,001-  $1,000,001
                    Year  $0 $10,000 $50,000  $100,000 $500,000  $1,000,000 and over
--------------------------------------------------------------------------------------
Paul D. Scanlon     2004  *
--------------------------------------------------------------------------------------
Portfolio Leader    2003  *
--------------------------------------------------------------------------------------
Rosemary H. Thomsen 2004  *
--------------------------------------------------------------------------------------
Portfolio Member    2003  *
--------------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members. As of the Fund's fiscal year-end, Paul D. Scanlon was also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust. Rosemary H. Thomsen was also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust. Paul D. Scanlon and Rosemary H. Thomsen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

Other Accounts Managed by the Fund's Portfolio Managers

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the Fund's Portfolio Leader and Portfolio Member managed as of the Fund's fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

                                                                Other accounts
                                                                  (including
                                                             separate accounts,
                                                                    managed
                                                               account programs
                                                             and single-sponsor
Portfolio                            Other accounts that pool     defined
Leader      Other SEC-registered open-  assets from more        contribution
or Member    end and closed-end funds   than one client        plan offerings)
-------------------------------------------------------------------------------
           Number of                Number of               Number of
           accounts   Assets         accounts  Assets        accounts  Assets
-------------------------------------------------------------------------------
Paul D.
Scanlon       4   $3,755,100,000        1    $32,200,000        3  $174,500,000
-------------------------------------------------------------------------------
Rosemary H.
Thomsen       4   $3,755,100,000        1    $32,200,000        3  $174,800,000
-------------------------------------------------------------------------------

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, High Current Yield Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

Consistent performance means being above median over one year.

Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

Superior performance (which is the largest component of Putnam
Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Changes in the Fund's Portfolio Leader and Portfolio Members. During the fiscal year ended November 30, 2004, Portfolio Member Norman Boucher left the Fund's management team. Other individuals who have served as Portfolio Leader of the Fund since May 2002, when Putnam Management introduced this designation, include Stephen C. Peacher (2002-2005). Paul D. Scanlon became Portfolio Leader of the Fund in March 2005.

Investment in the Fund by Putnam employees and the Trustees. As of November 30, 2004, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-----------------------------------------------------------------
                             Fund      All Putnam funds
-----------------------------------------------------------------
Putnam employees       $2,179,000          $463,815,000
-----------------------------------------------------------------
Trustees                 $302,000           $47,311,000
-----------------------------------------------------------------

The table below shows how much the members of Putnam's Executive Board have invested in the Fund (in dollar ranges). Information shown is for December 31, 2004 and December 31, 2003.



Putnam Executive Board

------------------------------------------------------------------------------------------------
                                                                                    $100,001 and
                            Year  $0  $1-$10,000  $10,001-$50,000  $50,001-$100,000 and over
------------------------------------------------------------------------------------------------
Philippe Bibi               2004   *
------------------------------------------------------------------------------------------------
Chief Technology Officer    2003   *
------------------------------------------------------------------------------------------------
John F. Boneparth           2004                                                          *
------------------------------------------------------------------------------------------------
Head of Global              2003
Institutional Management                                                                  *
------------------------------------------------------------------------------------------------
Joshua H. Brooks             N/A
------------------------------------------------------------------------------------------------
Deputy Head of Investments   N/A
------------------------------------------------------------------------------------------------
Kevin M. Cronin             2004   *
------------------------------------------------------------------------------------------------
Head of Investments          N/A
------------------------------------------------------------------------------------------------
Charles E. Haldeman Jr.     2004   *
------------------------------------------------------------------------------------------------
President and CEO           2003   *
------------------------------------------------------------------------------------------------
Amrit Kanwal                2004   *
------------------------------------------------------------------------------------------------
Chief Financial Officer      N/A
------------------------------------------------------------------------------------------------
Steven D. Krichmar          2004   *
------------------------------------------------------------------------------------------------
Chief of Operations          N/A
------------------------------------------------------------------------------------------------
Francis J. McNamara, III    2004          *
------------------------------------------------------------------------------------------------
General Counsel              N/A
------------------------------------------------------------------------------------------------
Richard A. Monaghan         2004   *
------------------------------------------------------------------------------------------------
Head of Retail Management   2003   *
------------------------------------------------------------------------------------------------
Richard S. Robie            2004   *
------------------------------------------------------------------------------------------------
Chief Administrative
Officer                      N/A
------------------------------------------------------------------------------------------------
Edward T. Shadek, Jr.        N/A
------------------------------------------------------------------------------------------------
Deputy Head of Investments   N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.

In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the larger managers of high yield debt securities in the United States.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The Fund normally pays a distribution to Japanese investors who hold shares as of the 15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.

(5) Restrictions on Investment:

Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

A. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

B. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

C. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

D. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

E. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

F. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

G. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

H. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

I. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c).

The Fund has undertaken to the Japanese Securities Dealers Association, so long as shares of the Fund are being offered for sale by the Fund in Japan, that the Fund will not:

A. invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Quotation System (this restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

B. borrow money in excess of 10% of the value of its total assets;

C. make short sales of securities in excess of the Fund's net asset value;
and

D. together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following nonfundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restrictions (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3 INVESTMENT RISKS

Any investment carries with it some level of risk that generally reflects its potential for reward. Investment Management Company pursues the Fund's goal by investing mainly in lower-rated bonds. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investment Management Company invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company may invest up to 15% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company will not necessarily sell an investment if its rating is reduced after Investment Management Company buys it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Investment Management Company considers credit ratings in making investment decisions, Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Investment Management Company's success in achieving the Fund's investment objective may depend more on Investment Management Company's own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Management structure for the risks:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by an Investment Committee at the Investment Management Company - to actively manage those risks.

Policy on excessive short-term trading:

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and taxable distributions to shareholders.

When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which may reduce the Fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, The Investment Management Company monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Compliance Department of the Investment Management Company currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, The Investment Management Company will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, The Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when The Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, The Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The Fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of The Investment Management Company's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

4 HANDLING FEES, ETC. AND TAXES

(1) Sales Charge:

Sales charge in Japan is 3.4125% (3.25% before consumption tax) of the subscription amount. Please refer to "Part III. DETAILED INFORMATION CONCERNING THE FUND, II. Procedures, etc., 1. Procedures for Sales of Shares, Etc." hereof.

(2) Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to "Part III.
INFORMATION CONCERNING THE FUND, II. Procedures, etc., 2. Procedures for Repurchase of Shares, Etc." hereof.

(3) Management Fee, etc.:

A. Management and Agent Securities Company Fees:

Under a Management Contract dated March 20, 1997, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Pursuant to the terms of the Sub-Management Agreement between the Investment Management Company and Putnam Investments Limited as the Sub-Investment Management Company ("PIL"), the Investment Management Company (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the Fund, if any, managed by PIL from time to time.

For the past three fiscal years, pursuant to the Management Contract, the Fund incurred the following fees.

-------------------------------------------------------------
                                               Amount
                                           management
                                            fee would
                                            have been
                              Amount of       without
               Management    management       expense
Fiscal year      fee paid    fee waived    limitation
-------------------------------------------------------------
2004           $7,912,985       $30,667    $7,943,652
-------------------------------------------------------------
2003           $8,855,797           N/A           N/A
-------------------------------------------------------------
2002           $8,861,105           N/A           N/A
-------------------------------------------------------------

Expense limitation. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2004 reflect the waiver of $30,667 in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

B. Custodian Fee:

The Custodian is entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.

During the 2004 fiscal year the Fund incurred $1,609,543 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

C. Fee under Class M Distribution Plan:

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management, Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investment.

Payments under the plan are intended to compensate Putnam Retail Management, Limited Partnership for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate Mitsubishi and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Retail Management, Limited Partnership makes quarterly payments to Mitsubishi and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi and other dealers are designated as the dealer of record. Putnam Retail Management, Limited Partnership makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

Putnam Retail Management, Limited Partnership also pays to Mitsubishi and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Mitsubishi and other dealers equals 0.40% of such average net asset value. Putnam Retail Management, Limited Partnership makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 2004, the Fund paid fees under the Fund's distribution plans of $2,972,619 for the Class M shares.

(4) Other Expenses:

The Fund pays all of its expenses not assumed by Investment Management Company with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.

Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund made no payments in brokerage commissions during the last fiscal year.

Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund's Total Annual Fund Operating Expenses ratio, they are reflected in the Fund's total return.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five years, the Fund's fiscal year portfolio turnover rate and the average turnover rate for the Fund's Lipper category were as follows.

-------------------------------------------------------------------------------
Turnover Comparison                2004   2003   2002   2001   2000
-------------------------------------------------------------------------------
Putnam High Yield Advantage Fund    53%    79%    60%    81%    68%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Average*                     109%   108%   101%   108%    75%
-------------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or

Both the Fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Portfolio holdings. For information on the Fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the Fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2004:

---------------------------------------------------------------------
                                                      Aggregate
                                                   dollar range
                                Dollar range          of shares
                                   of Putnam        held in all
                                  High Yield      of the Putnam
                                   Advantage              funds
                                 Fund shares        overseen by
Name of Trustee                        owned            Trustee
---------------------------------------------------------------------
Jameson A. Baxter            $10,001-$50,000      over $100,000
---------------------------------------------------------------------
Charles B. Curtis                 $1-$10,000      over $100,000
---------------------------------------------------------------------
Myra R. Drucker                   $1-$10,000   $50,001-$100,000
---------------------------------------------------------------------
John A. Hill                      $1-$10,000      over $100,000
---------------------------------------------------------------------
Ronald J. Jackson                 $1-$10,000      over $100,000
---------------------------------------------------------------------
Paul L. Joskow               $10,001-$50,000      over $100,000
---------------------------------------------------------------------
Elizabeth T. Kennan               $1-$10,000      over $100,000
---------------------------------------------------------------------
John H. Mullin, III               $1-$10,000      over $100,000
---------------------------------------------------------------------
Robert E. Patterson            over $100,000      over $100,000
---------------------------------------------------------------------
W. Thomas Stephens                $1-$10,000      over $100,000
---------------------------------------------------------------------
Richard B. Worley                 $1-$10,000      over $100,000
---------------------------------------------------------------------
*Charles E. Haldeman, Jr.               None      over $100,000
---------------------------------------------------------------------
*George Putnam, III          $10,001-$50,000      over $100,000
---------------------------------------------------------------------

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed "interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during the Fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                       23
Board Policy and Nominating Committee             10
Brokerage and Custody Committee                    8
Communication, Service and Marketing Committee    13
Contract Committee                                18
Distributions Committee                            4
Executive Committee                                1
Investment Oversight Committees                   40

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

                                   Pension or      Estimated
                                   retirement         annual         Total
                      Aggregate      benefits  benefits from  compensation
                   compensation    accrued as     all Putnam      from all
                       from the  part of fund     funds upon        Putnam
Trustees/Year          fund (1)      expenses retirement (2)  funds (3)(4)
---------------------------------------------------------------------------
Jameson A.
Baxter/1994 (5)          $2,613          $682       $100,000      $218,950
---------------------------------------------------------------------------
Charles B.
Curtis/2001              $2,836          $919       $100,000      $244,250
---------------------------------------------------------------------------
Myra R.
Drucker/2004 (6)             $0           N/A            N/A       $33,780
---------------------------------------------------------------------------
Charles E.
Haldeman, Jr.
2004 (6)                     $0           N/A            N/A            $0
---------------------------------------------------------------------------
John A.
Hill/1985 (5)(7)         $5,336          $877       $200,000      $458,626
---------------------------------------------------------------------------
Ronald J.
Jackson/1996 (5)         $2,649          $712       $100,000      $224,000
---------------------------------------------------------------------------
Paul L.
Joskow/1997 (5)(7)       $3,553          $511       $100,000      $294,500
---------------------------------------------------------------------------
Elizabeth
T. Kennan/1992           $2,577          $902       $100,000      $221,500
---------------------------------------------------------------------------
John H.
Mullin, III/1997 (5)     $2,520          $780       $100,000      $216,200
---------------------------------------------------------------------------
Robert E.
Patterson/1984           $2,501          $486       $100,000      $217,750
---------------------------------------------------------------------------
George
Putnam, III/1984 (7)     $3,133          $403       $125,000      $262,500
---------------------------------------------------------------------------
W. Thomas
Stephens/1997 (5)        $2,728          $712       $100,000      $228,250
---------------------------------------------------------------------------
W. Nicholas
Thorndike/1992 (8)       $1,506        $1,161       $105,783      $114,500
---------------------------------------------------------------------------
Richard B.
Worley/2004 (6)              $0           N/A            N/A       $33,780
---------------------------------------------------------------------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter-$10,799; Mr. Hill-$37,550; Mr. Jackson-$19,186; Mr. Joskow-$12,737; Mr. Mullin-$12,292; and Mr.
Stephens-$3,535.

(6) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. During fiscal 2002, 2003 and 2004, the Fund paid $11,480, $2 and $0 in brokerage commissions, respectively. The brokerage commissions for the Fund's 2004 and 2003 fiscal years were lower than the brokerage commissions for the Fund's 2002 fiscal year due to a decrease in trading volume. During fiscal 2003, the Fund did not pay any commissions to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ended on November 30, 2004, the Fund paid $635,247 in other expenses, excluding management fees, investor servicing agent expenses, custodian expenses and payments under its distribution plan.

(5) Tax Treatment of Shareholders in Japan:

The Fund qualifies as a "foreign bond investment trust to be publicly offered" under Japanese law and on that basis the tax treatment of Shareholders in Japan shall be as follows:

A. The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

(a) The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

(b) The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

(c) Net investment returns such as interest, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

(d) The Japanese withholding tax imposed on distributions as referred to in
i) and ii) above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

B. The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

C. Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic bond investment trust making public offering of investment fund securities.

Note: The above description may be changed due to tax reform, etc.

5 STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1) Diversification of Investment Portfolio:

1.  STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1) Diversification of Investment Portfolio:

                                        (As of the end of February 28, 2005)
---------------------------------------------------------------------------
                                                                 Investment
                                                            Total     Ratio
Types of Assets                 Name of Country      U.S. Dollars       (%)
---------------------------------------------------------------------------
Corporate Bonds

                                United States        $930,539,415   80.08%
                                Canada                 41,331,957    3.56%
                                France                 13,016,288    1.12%
                                United Kingdom          9,044,526    0.78%
                                Germany                 7,093,624    0.61%
                                Luxembourg              6,936,912    0.60%
                                Ireland                 5,037,320    0.43%
                                Cayman Islands          4,851,618    0.42%
                                Bermuda                 4,287,394    0.37%
                                Norway                  2,338,875    0.20%
                                Jersey                  2,091,450    0.18%
---------------------------------------------------------------------------
                      Sub-total                     1,026,569,379   88.34%
---------------------------------------------------------------------------
Asset Backed
                                Cayman Islands         32,864,283    2.83%
                                United States           7,078,325    0.61%
---------------------------------------------------------------------------
                      Sub-total                        39,942,608    3.44%
---------------------------------------------------------------------------
Foreign Government Bonds
                                Philippines             4,701,135    0.40%
                                Mexico                  3,411,565    0.29%
                                Colombia                3,159,288    0.27%
                                Russia                  3,140,995    0.27%
                                Ecuador                 1,599,600    0.14%
                                Peru                      990,488    0.09%
                                Brazil                    923,510    0.08%
                                Venezuela                 860,103    0.07%
---------------------------------------------------------------------------
                      Sub-total                        18,786,684    1.62%
---------------------------------------------------------------------------
Collateralized mortgage obligations
                                United States           5,063,305    0.44%
---------------------------------------------------------------------------
                      Sub-total                         5,063,305    0.44%
---------------------------------------------------------------------------
Convertible Bonds
                                United States           2,481,538    0.21%
---------------------------------------------------------------------------
                      Sub-total                         2,481,538    0.21%
---------------------------------------------------------------------------
Brady Bonds
                                Peru                    1,864,995    0.16%
---------------------------------------------------------------------------
                      Sub-total                         1,864,995    0.16%
---------------------------------------------------------------------------
Short-term                      United States          42,901,669    3.69%
---------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After deduction of
liabilities)                                           24,429,330    2.10%
---------------------------------------------------------------------------
Total                                              $1,162,039,508   100.0%
(Net Asset Value)               JPY               121,712,018,068
---------------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Portfolio of Investments

A. Principal Holdings

Please refer to the Top 30 at 2282005 in excel sheet.

B. Investment Property

Not applicable.

C. Other Principal Investments

Not applicable.

(3) Results of Past Operations:

A. Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 2005 is as follows:

A.  Record of Changes in Net Assets (Class M Shares)
-----------------------------------------------------------------------------
                                              Total Net          Net Asset
                                            Asset Value       Value per Share
-----------------------------------------------------------------------------
                                        Dollar      Yen
                                     (thousands) (millions)   Dollar      Yen
-----------------------------------------------------------------------------
 1st Fiscal Year (November 30, 1995)    20,077      2,103      9.51       996
 2nd Fiscal Year (November 30, 1996)   464,506     48,652      9.64     1,010
 3rd Fiscal Year (November 30, 1997) 2,071,302    216,948      9.95     1,042
 4th Fiscal Year (November 30, 1998)   949,346     99,435      8.34       874
 5th Fiscal Year (November 30, 1999)   826,257     86,542      7.71       808
 6th Fiscal Year (November 30, 2000)   534,387     55,972      6.29       659
 7th Fiscal Year (November 30, 2001)   693,973     72,687      5.85       613
 8th Fiscal Year (November 30, 2002)   534,636     55,998      5.18       543
 9th Fiscal Year (November 30, 2003)   638,046     66,829      5.89       617
10th Fiscal Year (November 30, 2004)   573,455     60,064      6.17       646
-----------------------------------------------------------------------------
                   2004 End of March   607,988     63,681      6.02       631
                               April   598,408     62,677      5.97       625
                                 May   576,487     60,381      5.84       612
                                June   576,923     60,427      5.88       616
                                July   581,132     60,868      5.92       620
                              August   581,963     60,955      5.99       627
                           September   566,608     59,347      6.06       635
                             October   575,672     60,296      6.13       642
                            November   573,455     60,064      6.17       646
                            December   560,769     58,735      6.21       650
                 2005 End of January   545,898     57,177      6.17       646
                            February   545,710     57,158      6.23       653
-----------------------------------------------------------------------------


B. Record of Distributions Paid (Class M Shares):

Period                                   Amount of Dividend paid per Share
-----------------------------------------------------------------------------
1st Fiscal Year    (12/1/94 - 11/30/95)      $0.98           ([YEN] 103)
2nd Fiscal Year    (12/1/95 - 11/30/96)      $0.88           ([YEN] (92)
3rd Fiscal Year    (12/1/96 - 11/30/97)      $0.89           ([YEN] (93)
4th Fiscal Year    (12/1/97 - 11/30/98)      $0.92           ([YEN] (96)
5th Fiscal Year    (12/1/98 - 11/30/99)      $0.85           ([YEN] (89)
6th Fiscal Year    (12/1/99 - 11/30/00)      $0.81           ([YEN] (85)
7th Fiscal Year    (12/1/00 - 11/30/01)      $0.73           ([YEN] (76)
8th Fiscal Year    (12/1/01 - 11/30/02)      $0.60           ([YEN] (63)
9th Fiscal Year    (12/1/02 - 11/30/03)      $0.49           ([YEN] (51)
10th Fiscal Year   (12/1/03 - 11/30/04)      $0.43           ([YEN] (45)

Record of distribution paid from September 1999 to February 2005 and Net Asset Value per share as of each ex-dividend date are as follows:

Ex-Dividend     Dividend  NAV per share  Ex-Dividend   Dividend  NAV per share
Date         Dollar   Yen   Dollar Yen   Date        Dollar  Yen  Dollar Yen
----------------------------------------------------------------------------
  15-Sep-99   0.067   7.02   7.79  816   15-Jan-03   0.042  4.40   5.24  549
  15-Oct-99   0.067   7.02   7.64  800   18-Feb-03   0.042  4.40   5.16  540
  15-Nov-99   0.067   7.02   7.65  801   17-Mar-03   0.042  4.40   5.25  550
  15-Dec-99   0.067   7.02   7.76  813   15-Apr-03   0.042  4.40   5.39  565
  18-Jan-00   0.067   7.02   7.71  808   15-May-03   0.042  4.40   5.59  585
  15-Feb-00   0.067   7.02   7.71  808   16-Jun-03   0.042  4.40   5.70  597
  15-Mar-00   0.067   7.02   7.71  808   17-Jul-03   0.042  4.40   5.72  599
  17-Apr-00   0.067   7.02   7.45  780   15-Aug-03   0.042  4.40   5.52  578
  15-May-00   0.067   7.02   7.37  772   17-Sep-03   0.042  4.40   5.74  601
  15-Jun-00   0.067   7.02   7.27  761   17-Oct-03   0.036  3.77   5.83  611
  17-Jul-00   0.067   7.02   7.25  759   17-Nov-03   0.036  3.77   5.86  614
  15-Aug-00   0.067   7.02    7.1  744   18-Dec-03   0.036  3.77   5.97  625
  15-Sep-00   0.067   7.02   7.11  745   15-Jan-04   0.036  3.77   6.09  638
  16-Oct-00   0.068   7.12   6.79  711   17-Feb-04   0.036  3.77   6.03  632
  15-Nov-00   0.068   7.12    6.5  681   17-Mar-04   0.036  3.77   6.01  629
  15-Dec-00   0.068   7.12    6.3  660   16-Apr-04   0.036  3.77   5.99  627
  16-Jan-01   0.068   7.12   6.47  678   17-May-04   0.036  3.77   5.75  602
  15-Feb-01   0.068   7.12   6.58  689   17-Jun-04   0.036  3.77   5.84  612
  15-Mar-01   0.058   6.07   6.47  678   16-Jul-04   0.036  3.77   5.93  621
  16-Apr-01   0.058   6.07   6.22  651   17-Aug-04   0.036  3.77   5.92  620
  15-May-01   0.058   6.07   6.23  653   17-Sep-04   0.036  3.77   6.03  632
  15-Jun-01   0.058   6.07   6.16  645   15-Oct-04   0.033  3.46   6.07  636
  16-Jul-01   0.058   6.07   6.03  632   17-Nov-04   0.033  3.46   6.17  646
  15-Aug-01   0.058   6.07    6.1  639   16-Dec-04   0.033  3.46   6.20  649
  17-Sep-01   0.058   6.07   5.85  613   14-Jan-05   0.033  3.46   6.15  644
  15-Oct-01   0.058   6.07   5.69  596   16-Feb-05   0.033  3.46   6.22  651
  15-Nov-01   0.058   6.07   5.78  605
  17-Dec-01   0.054   5.66   5.78  605
  15-Jan-02   0.054   5.66   5.83  611
  15-Feb-02   0.054   5.66   5.69  596
  15-Mar-02   0.054   5.66   5.71  598
  15-Apr-02   0.048   5.03   5.72  599
  15-May-02   0.048   5.03   5.67  594
  17-Jun-02   0.048   5.03   5.49  575
  15-Jul-02   0.048   5.03   5.24  549
  15-Aug-02   0.048   5.03   5.03  527
  16-Sep-02   0.048   5.03   5.13  537
  15-Oct-02   0.048   5.03   4.89  512
  15-Nov-02   0.048   5.03   5.02  526
  13-Dec-02   0.042   4.40   5.13  537

C.  Record of Changes in Net Assets (Class M Shares)

FYE 1995   (12/1/94 -- 11/30/95)          16.47%
FYE 1996   (12/1/95 -- 11/30/96)          11.15%
FYE 1997   (12/1/96 -- 11/30/97)          13.05%
FYE 1998   (12/1/97 -- 11/30/98)          -7.63%
FYE 1999   (12/1/98 -- 11/30/99)           2.66%
FYE 2000   (12/1/99 -- 11/30/00)          -8.92%
FYE 2001   (12/1/00 -- 11/30/01)           4.58%
FYE 2002   (12/1/01 -- 11/30/02)          -1.15%
FYE 2003   (12/1/02 -- 11/30/03)          24.32%
FYE 2004   (12/1/03 -- 11/30/04)          12.47%

Note: Calculation of the yield on investment (including
      dividend) (the overall yield on investment):
                       ___                                         __
                       |   NAV at    Cumulative increase ratio       |
Overall yield on       |  term end       by distribution             |
Investment(%)  = 100 x | --------------------------------------- - 1 |
                       |          NAV at beginning of term           |
                       |___                                        __|

NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

NAV at term end means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus1.

6 OUTLINE OF THE PROCEDURES, ETC.

(1) Procedures for Sales of Shares in Japan

In Japan, shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "Part I. INFORMATION CONCERNING SECURITIES,
(7) Period for Subscription" of a securities registration statement pursuant to the terms set forth in "Part I. INFORMATION CONCERNING SECURITIES " of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.4125% (3.25% before consumption tax) of the amount of subscription, shall be paid to and retained by the Mitsubishi on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue to sell Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

(2) Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day that is also a business day of securities companies in Japan. Repurchase requests may be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

7 OUTLINE OF THE MANAGEMENT AND ADMINISTRATION

(1) Outline Of Management Of Assets, Etc.:

A. Valuation of assets:

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.
It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

B. Custody of Shares:

In non-U.S. markets where the shares are offered, the share certificates shall be held by the shareholders at their own risk.

The custody of the share certificates (if issued) sold to Japanese shareholders shall be held, in the name of the custodian, by the custodian of Mitsubishi.

C. Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

D. Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year and the accounts will be closed each year on November 30th.

E. Liquidation:

The Fund may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

F. Agreement and Declaration of Trust:

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote. It may also be amended by Trustee action without a shareholder vote in certain limited circumstances.

(2) Outline of Disclosure System:

Disclosure in U.S.A.:

A. Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

Disclosure in Japan:

A. Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

The Distributors, or the Sales Handling Companies in Japan, of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements of the Fund (the "Delivery Prospectus"). They shall also deliver to the investors prospectuses the contents of which are substantially identical to Part III of the securities registration statements upon the request of the investors (the "Requested Prospectus"). For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

(b) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

B. Disclosure to Japanese Shareholders:

When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

(3) Information concerning The Rights of Shareholders, Etc.

A. Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(a) Voting rights

(b) Repurchase rights

(c) Rights to receive dividends

(d) Right to receive distributions upon dissolution

(e) Right to inspect organizational documents, accounting books and the like

(f) Right to transfer shares

(g) Rights with respect to the U.S. registration statement

B. Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

C. Agent in Japan:

Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

(a) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

(b) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who are responsible as well as for the continuous disclosure is the following person:

Akihiro Wani
Attorney-at-law
Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

D. Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to C. b. above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo

II FINANCIAL HIGHLIGHTS

(a) "Financial Highlights" includes "Statement of assets and liabilities" and "Statement of operations", etc. including notes thereto, included in the Fund's financial statements in "Part III. DETAILED INFORMATION CONCERNING THE FUND, IV. Financial Conditions of Fund". This information has been derived from "1. Financial Statements" in "Part III. DETAILED INFORMATION CONCERNING THE FUND, IV. Financial Conditions of Fund".

(b) The Japanese translation of the Fund's Financial Statements have been prepared pursuant to the proviso to Article 127, Paragraph 5 of the "Regulation Concerning the Terminology, Forms and Preparation Methods of Financial Statements, etc.", based on the "Ordinance of the Cabinet Office Relating to Disclosure of Specified Securities."

The Financial Statements have been audited by KPMG LLP, the independent registered public accounting firm in the United States and a copy of its report is attached hereto.

(c) The original financial statements of the Fund are presented in US dollars. The amounts in Japanese yen included in the Japanese translations of the financial statements are translated at the exchange rate of US$1.00 = JPY104.74, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005. Fractions are rounded to one thousand yen.



FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP, the independent registered public accounting firm. Its report and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available upon request.



FINANCIAL HIGHLIGHTS

CLASS M (For a share outstanding throughout the period)
----------------------------------------------------------------------------------------------
                                                           Year ended November 30
                                          ----------------------------------------------------
Per-share operating performance               2004       2003       2002       2001       2000
----------------------------------------------------------------------------------------------
Net asset value, beginning of period         $5.89      $5.18      $5.85      $6.29      $7.71

Investment operations:

Net investment income (a)                      .42 (d)    .47        .55        .67        .79

Net realized and unrealized
gain (loss) on investments                     .29        .73       (.62)      (.38)     (1.40)

Total from investment operations               .71       1.20       (.07)       .29       (.61)

Less distributions:

From net investment income                    (.43)      (.49)      (.57)      (.70)      (.81)

From return of capital                                     --       (.03)      (.03)        --

Total distributions                           (.43)      (.49)      (.60)      (.73)      (.81)

Redemption fees                                 -- (e)     --         --         --         --

Net asset value, end of period               $6.17      $5.89      $5.18      $5.85      $6.29

Total return at net asset value (%) (b)      12.47      24.32      (1.15)      4.59      (8.92)

Ratios and supplemental data

Net assets, end of period (in
thousands)                                $573,455   $638,046   $534,636   $693,973   $534,387
----------------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                            1.32 (d)   1.28       1.28       1.25       1.20

Ratio of net investment income
to average net assets (%)                     6.98 (d)   8.34      10.10      10.75      10.71

Portfolio turnover (%)                       53.33      78.78      60.35      81.23      68.37
----------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than 0.01 of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.


[In Japanese version, the following financial documents and Japanese translations thereof are incorporated here, but omitted in this English version.]

* Statement of assets and liabilities, Year ended November 30, 2004

* Statement of assets and liabilities, Year ended November 30, 2003

* Statement of operations, Year ended November 30, 2004

* Statement of operations, Year ended November 30, 2003


III SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1 Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2 The Closing Period of the Shareholders' Book:

No provision is made.

3 Shareholders' Meeting:

There are no annual shareholders' meetings. Shareholder meeting at which the Board of Trustees will be elected will be held at least every five years beginning from 2004. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4 Miscellaneous:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.

IV ITEMS OF THE DETAILED INFORMATION CONCERNING THE FUND

(1) Items included in "Part III. DETAILED INFORMATION CONCERNING THE FUND" are as follows:

I Additional Information concerning the Fund

1 History of the Fund

2 Outline of Laws Regulating the Fund in the Jurisdiction Where Established

3 Outline of the Supervisory Authorities

II Procedures, etc.

1 Procedures for Sales of Shares, etc.

2 Procedures for Repurchase of Shares, etc.

III Management and Administration

1 Outline of Management of Assets, etc.

(1) Valuation of Assets

(2) Custody of Shares

(3) Duration of Trust

(4) Accounting Year

(5) Miscellaneous

2 Outline of Disclosure System

3 Rights of Shareholders , etc.

(1) Rights of Shareholders , etc.

(2) Foreign Exchange Control in the U.S.A.

(3) Agent in Japan

(4) Jurisdiction, etc.

IV Financial Conditions of the Fund

1 Financial Statements

(1) Statement of assets and liabilities

(2) Statement of operations

(3) Fund's Portfolio

2 Present Condition of the Fund

Statement of Net Assets

V Record of Sales and Repurchases (Class M Shares)

(2) No matters set out in "Part III. DETAILED INFORMATION CONCERNING THE FUND" are not included in the prospectus to be delivered when or before the offering of the Shares of the Fund is made pursuant to Article 15, paragraph 2 of the Securities and Exchange Law.


PART III DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1 History of the Fund:

  January 13, 1986:  Organization of the Fund as a Massachusetts business trust.
                     Adoption of the Agreement and Declaration of Trust.

  May 5, 1994:       Adoption of the Amended and Restated Agreement and
                     Declaration of Trust.

2 Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and other federal and state securities laws. The Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933:

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

D. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The Internal Revenue Code:

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3 Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II PROCEDURES, ETC.

1 Procedures for Sales of Shares Etc.:

A. Sales in the United States

Investors can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investor's financial advisor or Putnam Investor Services generally must receive investor's completed buy order before the close of regular trading on the New York Stock Exchange for investor's shares to be bought at that day's offering price.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the Fund accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor's account, the Fund reserves the right to close such account.

Investors can buy shares:

* Through a financial advisor. Investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investor for his or her service.

* Through systematic investing. Investors can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from investor's bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, investor can buy additional shares online at www.putnaminvestments.com. For more information, contact investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

Initial sales charges for Class M shares

                                             Class M sales charge
                                             as a percentage of*:
                                         -------------------------
                                           Net amount     Offering
Amount of purchase at offering price($)  invested (%)   price**(%)
---------------------------------------- ------------   ----------
Under 50,000                                     3.36         3.25
50,000 but under 100,000                         2.30         2.25
100,000 but under 250,000                        1.27         1.25
250,000 but under 500,000                        1.01         1.00
500,000 but under 1,000,000                      1.01         1.00
1,000,000 and above                              NONE         NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

** Offering price includes sales charge.

A deferred sales charge of 0.40% may apply to certain Class M share purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plan

The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 1.00%. The Trustees currently limit payments to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment. An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management, Limited Partnership received $4,067, $3,196 and $3,713 in sales charges for Class M shares for fiscal years 2002, 2003 and 2004, respectively, of which it retained $403, $297 and $2,405 respectively.

Distribution fees

During fiscal 2004, the fund paid the following 12b-1 fees to Putnam Retail
Management:

  Class M:    $2,972,619

Payments to dealers

If investors purchase their shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan.

Dealer may charge investors fees or commissions in addition to those disclosed herein. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services the dealer provides, as well as about fees and/or commissions it charges.

B. Sales in Japan

The Fund closed to new record shareholders on December 5, 1997. (Investors in Japan who purchase shares from Mitsubishi that are held of record under the name of Mitsubishi are not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan is limited.

In Japan, shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "7. Period for Subscription" of "Part I INFORMATION CONCERNING SECURITIES" of the securities registration Statement of the Fund pursuant to the terms set forth in "Part I. INFORMATION CONCERNING SECURITIES" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.4125% (3.25% before consumption tax) of the amount of subscription, shall be paid to and retained by the Mitsubishi on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue to sell Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

2 Procedures for Repurchase of Shares, Etc.:

A. Repurchase of Shares in the United States

Investors can sell investors' shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 5 days or less (including if investors purchased the shares by exchange). A short-term trading fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 1.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from accounts established as part of a
Section 529 college savings plan, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plans sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund's short-term trading fee.

Selling Shares through investors' financial advisor:

Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling Shares directly to the Fund:

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

* By mail

  Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

* By telephone

  Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investors Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the Fund pay investors?

The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without investors' permission and send investors the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

B. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day that is also a business day of securities companies in Japan. Repurchase requests may be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

C. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

III MANAGEMENT AND ADMINISTRATION

1 Outline of Management of Assets, etc.:

(1) Valuation of assets:

The Fund determines the net asset value per share once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.
It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.
The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

(2) Custody of Shares:

In non-U.S. markets where the shares are offered, the share certificates shall be held by the shareholders at their own risk.

The custody of the share certificates (if issued) sold to Japanese shareholders shall be held, in the name of the custodian, by the custodian of Mitsubishi.

The foregoing does not apply to the cases in which Japanese shareholders keep the Shares in custody at their own risk.

(3) Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year and the accounts will be closed each year on November 30th.

(5) Miscellaneous:

A. Liquidation

The Fund may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Authorized Shares

There is no prescribed authorized number of shares, and shares may be issued from time to time.

C. Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and the notice thereof shall be sent to the Japanese
Shareholders.

(b) Bylaws

Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract

Management Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company.

(d) Sub-Management Contract

Sub-management Contract shall automatically terminate without the payment of any penalty in the event of its assignment; and the Contract shall not be amended with respect to the portion of the Fund the management of which is allocated from time to time by the Investment Management Company to the Sub-Investment Management Company (an "Allocated Sleeve") unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund or of the Investment Management Company.

The Sub-management Contract shall become effective upon its execution, and shall remain in full force and effect continuously (unless terminated automatically as set above) until terminated as follows:

(i) Either party thereto or, with respect to any Allocated Sleeve, the Fund may at any time terminate the Contract by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) With respect to any Allocated Sleeve, if (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Contract, then the Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(iii) With respect to any Allocated Sleeve, automatically upon termination of the Investment Management Company's Investment Management Contract with the Fund.

(e) Custodian Agreement

Custodian Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as thereinafter provided, may be amended at any time by mutual agreement of the parties thereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty days after the date of such delivery or mailing; provided either party may at any time immediately terminate the Custodian Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of the Custodian Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

(f) Investor Servicing Agreement

Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

(g) Distributor's Contract

The Distributor's Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor's Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor's Contract shall remain in full force and effect continuously (unless terminated automatically as set above) until terminated:

(i) Either by the Fund or Putnam by not more than sixty (60) days' nor less than ten (10) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) If the continuance of this Contract after January 31, 1995 is not specifically approved at least annually by the Trustees of the Fund or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

(h) Agent Securities Company Agreement

Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(i) Japan Dealer Sales Contract

Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days' written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

D. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

E. Litigation and Other Significant Events

Regulatory matters and litigation

The Investment Management Company has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans.

Pursuant to these settlement agreements, the Investment Management Company will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company will bear any costs incurred by Putnam funds in connection with these lawsuits.

The Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

2 Outline of Disclosure System:

Disclosure in U.S.A.:

A. Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

Disclosure in Japan:

A. Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

The Distributors, or the Sales Handling Companies in Japan, of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements of the Fund (the "Delivery Prospectus"). They shall also deliver to the investors prospectuses the contents of which are substantially identical to Part III of the securities registration statements upon the request of the investors (the "Requested Prospectus"). For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

(b) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

B. Disclosure to Japanese Shareholders:

When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

3 Information concerning The Rights of Shareholders, Etc.

(1) Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

A. Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

B. Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

C. Rights to receive dividends

Distributions from any net investment income are currently declared and paid monthly and any net realized capital gains are currently declared and paid annually.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

* Reinvest all distributions in additional shares;

* Receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* Receive all distributions in cash.

D. Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

E. Right to inspect organizational documents, accounting books and the like

Shareholders may inspect the Agreement and Declaration of Trust as on file at the offices of the Secretary of State of the Commonwealth of Massachusetts.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Investment Management Company; Registrant's principal underwriter, Putnam Retail Management, Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company; and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

F. Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

G. Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements there not misleading or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

A. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

B. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who are responsible as well as for the continuous disclosure is the following person:

Akihiro Wani
Attorneys-at-law
Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) B. above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo


IV FINANCIAL CONDITIONS OF THE FUND

(a) The Japanese translation of the Fund's financial statements have been prepared pursuant to the proviso to Article 127, Paragraph 5 of the "Regulation Concerning the Terminology, Forms and Preparation Methods of Financial Statements, etc.", based on the "Ordinance of the Cabinet Office Relating to Disclosure of Specified Securities."

The financial statements have been audited by KPMG LLP, the independent registered public accounting firm in the United States.

(b) The original financial statements of the Fund are presented in US dollars. The amounts in Japanese yen included in the Japanese translations of the financial statements are translated at the exchange rate of US$1.00 = JPY104.74, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005. Fractions are rounded to one thousand yen.


1 FINANCIAL STATEMENTS

Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP, the independent registered public accounting firm. Its report and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available upon request.


----------------------------------------------------------------------------------
                                                Year ended November 30
                               ---------------------------------------------------
Per-share operating performance    2004        2003      2002     2001        2000
----------------------------------------------------------------------------------
Net asset value, beginning
of period                         $5.89       $5.18     $5.85    $6.29       $7.71

Investment operations:

Net investment income (a)           .42 (d)     .47       .55      .67         .79

Net realized and unrealized
gain (loss) on investments          .29         .73      (.62)    (.38)      (1.40)

Total from investment
operations                          .71        1.20      (.07)     .29        (.61)

Less distributions:

From net investment income         (.43)       (.49)     (.57)    (.70)       (.81)

From return of capital                           --      (.03)    (.03)         --

Total distributions                (.43)       (.49)     (.60)    (.73)       (.81)

Redemption fees                      -- (e)      --        --       --          --

Net asset value, end of
period                            $6.17       $5.89     $5.18    $5.85       $6.29

Total return at net
asset value (%) (b)               12.47       24.32     (1.15)    4.59       (8.92)

Ratios and supplemental data

Net assets, end of period
(in thousands)                 $573,455    $638,046  $534,636 $693,973    $534,387
----------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)         1.32 (d)    1.28      1.28     1.25        1.20

Ratio of net investment income
to average net assets (%)          6.98 (d)    8.34     10.10    10.75       10.71

Portfolio turnover (%)            53.33       78.78     60.35    81.23       68.37
----------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than
    0.01 of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.


The following financial documents are omitted here.

* Report of independent registered public accounting firm, Year ended November 30, 2004

* Report of independent registered public accounting firm, Year ended November 30, 2003

* Statement of assets and liabilities, Year ended November 30, 2004

* Statement of operations, Year ended November 30, 2004

* Statement of changes in net assets, Year ended November 30, 2004

* Financial highlights (For a share outstanding throughout the period)

* Notes to financial statements, Year ended November 30, 2004

* The Fund's Portfolio, Year ended November 30, 2004

* Statement of assets and liabilities, Year ended November 30, 2003

* Statement of operations, Year ended November 30, 2003

* Statement of changes in net assets, Year ended November 30, 2003

* Financial highlights (For a share outstanding throughout the period)

* Notes to financial statements, Year ended November 30, 2003

2 CONDITION OF THE FUND

Statement of Net Assets

                                                   (As of February 28, 2005)
---------------------------------------------------------------------------
(As of the end of February 27,          USD            JPY (in thousand)
---------------------------------------------------------------------------
I   Total Assets                    1,206,021,494           126,318,691
---------------------------------------------------------------------------
II  Total Liabilities                  43,981,986             4,606,673
---------------------------------------------------------------------------
III Total Net Assets (I-II)         1,162,039,508           121,712,018
---------------------------------------------------------------------------
IV  Total Number of Shares   Class A   77,727,007 Shares
---------------------------------------------------------------------------
    Outstanding              Class B   17,372,047 Shares
---------------------------------------------------------------------------
                             Class M   87,646,421 Shares
---------------------------------------------------------------------------
                             Class Y    4,238,753 Shares
---------------------------------------------------------------------------
V   Net Asset Value          Class A         6.21                   650 yen
---------------------------------------------------------------------------
    per Share (III/IV)       Class B         6.14                   643 yen
---------------------------------------------------------------------------
                             Class M         6.23                   653 yen
---------------------------------------------------------------------------
                             Class Y         6.32                   662 yen
---------------------------------------------------------------------------

V Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

----------------------------------------------------------------------------
                    Number of Shares      Number of       Shares  Number of
                           Sold          Repurchased     Outstanding Shares
----------------------------------------------------------------------------
1st Fiscal Year          2,370,932           259,901         2,111,031
(12/1/94 - 11/30/95)            (0)               (0)               (0)
----------------------------------------------------------------------------
2nd Fiscal Year         47,178,747         1,092,778        48,197,000
(12/1/95 - 11/30/96)   (42,967,350)         (252,350)      (42,715,000)
----------------------------------------------------------------------------
3rd Fiscal Year        202,989,234        42,956,933       208,229,301
(12/1/96 - 11/30/97)  (195,241,280)      (38,341,875)     (199,614,405)
----------------------------------------------------------------------------
4th Fiscal Year         42,331,572       136,787,356       113,773,517
(12/1/97 - 11/30/98)   (38,771,320)     (132,486,947)     (105,898,778)
----------------------------------------------------------------------------
5th Fiscal Year         31,517,038        38,117,136       107,173,419
(12/1/98 - 11/30/99)   (30,247,040)      (35,040,208)     (101,105,610)
----------------------------------------------------------------------------
6th Fiscal Year         10,745,188        32,988,851        84,929,756
(12/1/99 - 11/30/00)    (9,615,370)      (30,225,615)      (80,495,365)
----------------------------------------------------------------------------
7th Fiscal Year         53,559,316        19,854,528       118,634,544
(12/1/00 - 11/30/01)   (52,231,150)      (18,115,670)     (114,610,845)
----------------------------------------------------------------------------
8th Fiscal Year         22,909,642        38,248,542       103,295,644
(12/1/01 - 11/30/02)   (22,323,760)     (136,975,746)      (99,958,859)
----------------------------------------------------------------------------
9th Fiscal Year         56,510,174        51,535,585       108,270,233
(12/1/02 - 11/30/03)   (56,052,920)      (50,426,284)     (105,585,495)
----------------------------------------------------------------------------
10th Fiscal Year        18,489,312        33,882,136        92,877,409
(12/1/03 - 11/30/04)   (18,251,910)      (33,121,596)      (90,715,809)
----------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.


PART IV. SPECIAL INFORMATION

I OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1 OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

Please refer to the statement in "Part II. INFORMATION CONCERNING THE FUND,
I. Description of the Fund, 1. Nature of the Fund, (2) Structure of the Fund, C. Putnam Investment Management, LLC (Investment Management Company)" above.

2 SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of February 28, 2005, Investment Management Company managed, advised, and/or administered the following 107 funds and fund portfolios (having an aggregate net asset value of over $138.9 billion):

                                                                  Total Net
                            Principal Number of the             Asset Value
Name of Country       Characteristics         Funds             ($ million)
---------------------------------------------------------------------------
U.S.A.           Open-end equity fund            50            US$64,205.99
                                                      (6,724.94 billion yen)
               Open-end balanced fund            13           US$ 38,251.15
                                                      (4,006.43 billion yen)
                   Open-end bond fund            32            US$31,899.59
                                                      (3,341.16 billion yen)
                 Closed-end bond fund            12             US$4,595.49
                                                        (481.33 billion yen)
---------------------------------------------------------------------------
                                Total           107          US$ 138,952.22
                                                     (14,553.86 billion yen)

3 FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

4 RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5 MISCELLANEOUS

(1) Management:

Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

(2) Election and Removal of Officers:

Officers are appointed by the Member. The Member may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers:

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters:

A. The Limited Liability Company Agreement of Investment Management Company may be amended, by the Member.

B. Under the Limited Liability Company Act of State of Delaware, merger or transfer of business requires the consent of the Member.

C. Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.:

Regulatory matters and litigation.   The Investment Management Company has
entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans.

Pursuant to these settlement agreements, the Investment Management Company will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company will bear any costs incurred by Putnam funds in connection with these lawsuits.

The Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

II OUTLINE OF THE OTHER RELATED COMPANIES

1 NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS THEREOF

(1) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian):

A. Amount of Capital:

U.S. $31,067,723 (approximately 3.3 billion Yen) as of the end of February, 2005.

B. Description of Business:

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(2) Putnam Retail Management Limited Partnership (the Principal
Underwriter):

A. Amount of Capital:

U.S. $37,178,331 (approximately 3.9 billion Yen) as of the end of February,
2005

B. Description of Business:

Putnam Retail Management Limited Partnership is a Massachusetts limited partnership and is a wholly-owned subsidiary of Putnam, LLC. Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Putnam Investments Limited (Sub-Investment Management Company):

A. Amount of Capital:

U.S. $39,879,531 (approximately 4.2 billion Yen) as of the end of February,
2005

B. Description of Business:

Putnam Investments Limited is an investment advisor, whose principal activity is the provision of investment related market research and economic forecasts with respect to the United Kingdom and other major European markets.

(4) Mitsubishi Securities Co., Ltd. (Distributor in Japan and Agent
Company):

A. Amount of Capital:

[YEN] 65,518 million as of the end of February, 2005

B. Description of Business:

Mitsubishi Securities Co., Ltd. is a securities company registered with the Commissioner of the Financial Services Agency under the Securities Exchange Law of Japan. It engages in providing offering, underwriting, sale and purchase and arranging services of securities and other related services in respect of securities.

2 OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) Putnam Fiduciary Trust Company:

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(2) Putnam Retail Management Limited Partnership:

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

(3) Putnam Investments Limited:

Putnam Investments Limited acts as investment adviser concerning a portion of the Fund's assets.

(4) Mitsubishi Securities Co., Ltd.:

Mitsubishi Securities Co., Ltd. acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 CAPITAL RELATIONSHIP

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Fiduciary Trust Company and Putnam Investments Limited are subsidiaries of Putnam, LLC, which is located at One Post Office Square,
Boston, Massachusetts 02109.   Putnam, LLC, which generally conducts
business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.


III OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

1 Massachusetts Business Trusts:

(1) General Information:

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

(2) Shareholder Liability:

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

2 United States Investment Company Laws and Enforcement:

(1) General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

A. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

B. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

C. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

D. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

E. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(2) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

B. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

(3) Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the Fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

(4) Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

A. Updating its prospectus if it becomes materially inaccurate or misleading;

B. Annual update of its registration statement;

C. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

D. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

E. Maintenance of a code of ethics; and

F. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

3 Management of a Fund:

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the Fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

4 Share Information:

(1) Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

(2) Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

(3) Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

5 Shareholder Information, Rights and Procedures for the Exercise of Such
Rights:

(1) Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

(2) Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

(3) Dissolution

A shareholder would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

(4) Transferability

Shares of a fund are typically transferable without restriction.

(5) Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

6 Tax Matters:

(1) Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 27 of the Annual Report.

(2) U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

(3) U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, in excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long the shareholder has held shares in the Fund. Dividends and distributions on a fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

7 Important Participants in Offering of Mutual Fund Shares:

(1) Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

(2) Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

(3) Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

(4) Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

(5) Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:-

Front

A. Name of the Fund

B. Number of shares represented

C. Signatures of the Chairman and Transfer Agent

D. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

Back

A. Space for endorsement

B. Description concerning delegation of transfer agency

V MISCELLANEOUS

1. The following will appear between the cover page and the signature page of the Japanese Delivery Prospectus.

Summary of the Delivery Prospectus

This material is a summary of "Information concerning Securities" and "Information concerning the Fund" of the Delivery Prospectus. This summary is a part of the Delivery Prospectus only and for the detailed information of each item, relevant pages in the text should be referred.

--------------------------------------------------------------------------------
Name of Fund:     Putnam High Yield Advantage Fund
--------------------------------------------------------------------------------
Form of Fund:     1. Registered in Massachusetts, U. S. A.
                  2. An open-end management investment company
                  3. Denominated in U.S. dollars
--------------------------------------------------------------------------------
Goal of the Fund: The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.
--------------------------------------------------------------------------------
Investments:      The Fund invests mainly in lower-rated bonds.
--------------------------------------------------------------------------------
Risk Factors:     Interest Rate Risk:
                  The values of bonds and other debt held by the Fund usually rise and fall in response to changes in interest rates.
                  This could affect the Net Asset Value per Share, which may produce a risk of loss of principal.

                  Credit Risk:
                  The issuer of the Fund's investments will not make, or will be perceived to be unlikely to make, timely payments of interest and principal and thus default, which may produce a risk of loss of principal.

                  Foreign Exchange Risk:
                  The Net Asset Value of the Fund is denominated in U.S. dollars and therefore, the conversion of U.S. dollars into Japanese yen may produce a risk of loss of principal due to fluctuations in exchange rate.

                  Other Risks:
                  Other than the above, the Fund has various risks.  Please
                  make sure to refer to the relevant pages in the text.
--------------------------------------------------------------------------------
Duration:         Unless terminated under certain conditions, the Fund shall continue without limitation of time.
--------------------------------------------------------------------------------
Distribution
Policy:           The Fund normally distributes any net investment income
                  monthly and any net realized capital gains annually.
--------------------------------------------------------------------------------
Period for
Subscription:     From:  May 7, 2005 (Saturday)

                  To:    May 8, 2006 (Monday)

                  Provided that the subscription is handled only on a Fund
                  Business Day, on which the New York Stock Exchange is open for business, and a business day when securities companies are open for business in Japan.
--------------------------------------------------------------------------------
Issue Price:      The Net Asset Value per Share next calculated on a Fund
                  Business Day after the application for purchase is received by the Fund.
--------------------------------------------------------------------------------
Minimum Amount or
Number of Shares
for Subscription: Shares may be purchased in a minimum amount of 100 shares and in integral multiples of 10 shares.
--------------------------------------------------------------------------------
Sales Charge:     Sales Charge (in Japan) is 3.4125% (3.25% before consumption tax) of the Subscription Amount.
--------------------------------------------------------------------------------
Repurchase in
Japan:            Shareholders in Japan may at any time request repurchase of their Shares on a Fund Business Day that is also a business day of securities companies in Japan.  Repurchase requests may be made in integral multiples of 1 share.  The repurchase price shall be paid on the fourth business day after and
                  including the execution date of repurchase.
--------------------------------------------------------------------------------
Management
Fee, etc.:        Investors shall indirectly pay the Management and Agent
                  Securities Company Fees, the Custodian Fee, the Charges of
                  the Investor Servicing Agent and other related management
                  fees.  These fees shall be included upon calculation of the
                  Net Asset Value per Share.
--------------------------------------------------------------------------------

2. The ornamental design is used in cover page of the Japanese Prospectus.

3. The following must be set forth in the Prospectus.

* Outline of the Prospectus will be included at the beginning of the Delivery Prospectus, summarizing the content of "PART I. INFORMATION CONCERNING SECURITIES", "I. Description of the Fund" in "PART II. INFORMATION CONCERNING THE FUND" and "II. Outline of Other Related Companies" in "PART IV. SPECIAL INFORMATION" of the SRS and the Agreement of Foreign Securities Transactions Account, and the internal rules of the distributor (i.e.: subscription is accepted until 3:00 p.m. of the day; etc.) in respect of the subscription and payment.

* With respect to "(1) Diversification of Investment Fund", "(2) Portfolio of Investments" and "(3) Results of Past Operations" of "I. Description of the Fund, 5. Status of Investment Portfolio" and the entire part of "IV. Financial Conditions of the Fund" in "PART III. DETAILED INFORMATION CONCERNING THE FUND" of the SRS, the Delivery Prospectus may present the relevant information shown in the graphs in addition to the text and tables of the said information acquired at any time after the SRS is filed. The Delivery Prospectus may also set forth the exchange rates relevant to the Fund.


Putnam High Yield Advantage Fund
Portfolio of Investments

A.  Principal Holdings (Top 30 Holdings)                                                    (As of February 28, 2005)
--------------------------------------------------------------------------------------------------------------------



                 Name of
                Securities                                                 Kind of Issue              Country
--------------------------------------------------------------------------------------------------------------------
 1  PUTNAM PRIME MONEY MARKET FUND                                         Short Term                 United States
 2  NEON limited recourse sec. notes Ser. 96                               Asset Backed Securities    Cayman Islands
 3  Qwest Corp. 144A notes                                                 Corporate bond             United States
 4  WESTLB AG                                                              Commercial Paper           United States
 5  AT&T Corp. sr. notes                                                   Corporate bond             United States
 6  Equistar Chemicals LP/Equistar Funding Corp. company guaranty          Corporate bond             United States
 7  CSC Holdings, Inc. debs.                                               Corporate bond             United States
 8  Nextel Communications, Inc. sr. notes                                  Corporate bond             United States
 9  Dynegy Holdings, Inc. 144A sec. notes                                  Corporate bond             United States
10  Cinemark, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
    3/15/07)                                                               Corporate bond             United States
11  NRG Energy, Inc. 144A sr. sec. notes                                   Corporate bond             United States
12  Neon limited recourse sec. notes Ser. 94                               Asset Backed Securities    Cayman Islands
13  Kabel Deutsheland GmbH 144A sr. notes                                  Corporate bond             Germany
14  Granite Broadcasting Corp. sec. notes                                  Corporate bond             United States
15  MCI, Inc. sr. notes                                                    Corporate bond             United States
16  Dex Media West, LLC/Dex Media Finance Co. sr. notes Ser. B             Corporate bond             United States
17  Echostar DBS Corp. sr. notes                                           Corporate bond             United States
18  Triad Hospitals, Inc. sr. sub. notes                                   Corporate bond             United States
19  Tenet Healthcare Corp. 144A sr. notes                                  Corporate bond             United States
20  Hercules, Inc. company guaranty                                        Corporate bond             United States
21  Neon limited recourse sec. notes Ser. 96                               Asset Backed Securities    Cayman Islands
22  Charter Communications Holdings, LLC/Capital Corp. sr. notes           Corporate bond             United States
23  Midwest Generation, LLC sec. sr. notes                                 Corporate bond             United States
24  AMC Entertainment, Inc. sr. sub. notes                                 Corporate bond             United States
25  Laidlaw International, Inc. sr. notes                                  Corporate bond             United States
26  Legrand SA debs.                                                       Corporate bond             France
27  Jostens IH Corp. 144A company guaranty                                 Corporate bond             United States
28  Nextel Partners, Inc. sr. notes                                        Corporate bond             United States
29  Levi Strauss & Co. sr. notes                                           Corporate bond             United States
30  Xerox Corp. sr. notes                                                  Corporate bond             United States
31  PRIMEDIA, Inc. sr. notes                                               Corporate bond             United States
32  Rural Cellular Corp. sr. sub. notes                                    Corporate bond             United States
--------------------------------------------------------------------------------------------------------------------


Putnam High Yield Advantage Fund
Portfolio of Investments (continued)

A.  Principal Holdings (Top 30 Holdings)                        (As of February 28, 2005)
----------------------------------------------------------------------------------------
                                                U.S. Dollar
                               ---------------------------------------------
                                   Acquisition Cost      Current Value
     Coupon                    ---------------------- ----------------------   Investment
      (%)  Maturity  Quantity  Per Issue     Total    Per Issue      Total      Ratio (%)
----------------------------------------------------------------------------------------
 1     n/a     n/a  31,627,902   0.89     $28,003,000    0.89     28,003,000      0.024
 2   1.458    2013  14,668,569   1.00     $14,695,078    1.06     15,563,264      0.013
 3   9 1/8    2011  10,230,000   1.06     $10,844,778    1.16     11,841,225      0.010
 4    2.79    2005  10,000,000   0.99      $9,931,120    0.99      9,931,120      0.009
 5   9 3/4    2031   6,155,000   1.17      $7,183,028    1.27      7,824,544      0.007
 6  10 1/8    2008   6,685,000   1.02      $6,792,823    1.15      7,704,463      0.007
 7   7 5/8    2018   6,410,000   1.07      $6,850,864    1.17      7,467,650      0.006
 8    5.95    2014   6,980,000   0.99      $6,911,277    1.04      7,250,475      0.006
 9  10 1/8    2013   5,675,000   1.03      $5,822,146    1.14      6,469,500      0.006
10    step    2014   8,395,000   0.71      $5,923,255    0.75      6,275,263      0.005
11       8    2013   5,561,000   1.02      $5,674,791    1.11      6,144,905      0.005
12   1.105    2013   6,684,836   0.90      $5,989,028    0.89      5,946,355      0.005
13  10 5/8    2014   5,000,000   1.01      $5,034,377    1.15      5,750,000      0.005
14   9 3/4    2010   5,610,000   0.98      $5,489,548    0.96      5,371,575      0.005
15   8.735    2014   4,692,000   0.97      $4,543,334    1.12      5,272,635      0.005
16   8 1/2    2010   4,790,000   1.04      $4,983,853    1.10      5,245,050      0.005
17   6 3/8    2011   5,085,000   1.00      $5,085,000    1.03      5,237,550      0.005
18       7    2013   5,065,000   0.99      $5,030,012    1.03      5,223,281      0.004
19   9 7/8    2014   4,875,000   1.00      $4,887,875    1.07      5,191,875      0.004
20  11 1/8    2007   4,410,000   1.09      $4,824,007    1.18      5,181,750      0.004
21   1.686    2013   6,271,893   1.01      $6,334,133    0.82      5,170,536      0.004
22  11 1/8    2011   5,959,000   0.99      $5,873,410    0.86      5,094,945      0.004
23   8 3/4    2034   4,395,000   1.00      $4,403,509    1.15      5,043,263      0.004
24       8    2014   4,796,000   0.98      $4,713,391    1.01      4,843,960      0.004
25  10 3/4    2011   4,195,000   1.02      $4,285,982    1.15      4,808,519      0.004
26   8 1/2    2025   4,360,000   0.90      $3,941,209    1.09      4,774,000      0.004
27   7 5/8    2012   4,540,000   1.00      $4,561,084    1.03      4,687,550      0.004
28   8 1/8    2011   4,220,000   1.01      $4,250,666    1.11      4,663,100      0.004
29  12 1/4    2012   4,065,000   0.96      $3,889,637    1.15      4,654,425      0.004
30   7 5/8    2013   4,285,000   1.02      $4,356,702    1.08      4,643,826      0.004
31       8    2013   4,360,000   1.01      $4,410,885    1.07      4,643,400      0.004
32   9 3/4    2010   4,850,000   0.93      $4,502,777    0.96      4,631,750      0.004
----------------------------------------------------------------------------------------



(As filed copy)                                                     Form 7-2
                                             (Translation)
COVER PAGE
Filing Document:                             SECURITIES REPORT

This Securities Report is Filed with:        Director-General of Kanto Local
                                             Finance Bureau

Filing Date:                                 May 6, 2005

Accounting Period:                           the Tenth Term
                                             (From December 1, 2003 to November
                                             30, 2004)

Name of the Registrant:                      PUTNAM HIGH YIELD ADVANTAGE FUND

Name and Official Title of
Representative of Trustees:                  Charles E. Porter
                                             Executive Vice President,
                                             Associate Treasurer and
                                             Principal Executive Officer

Address of Principal Office:                 One Post Office Square
                                             Boston, Massachusetts 02109
                                             U. S. A.

Name and Title of Attorney-in-fact:          Akihiro Wani
                                             Attorney-at-Law

Address or Location of Attorney-in-fact:     Linklaters
                                             Meiji Yasuda Building 10F
                                             1-1, Marunouchi 2-chome
                                             Chiyoda-ku, Tokyo 100-0005

Name of Liaison Contact:                     Akihiro Wani
                                             Attorney-at-Law

Place of Liaison Contact:                    Linklaters
                                             Meiji Yasuda Building 10F
                                             1-1, Marunouchi 2-chome
                                             Chiyoda-ku, Tokyo 100-0005

Phone Number:                                03-6212-1200

Places where a copy of this Semi-annual
Report is available for Public Inspection:   Not applicable.

Note 1: U.S.$ amount is translated into Japanese Yen at the rate of U.S.$l.00=[YEN] 104.74 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from December 1 to November 30 of the following year.

PART I. INFORMATION CONCERNING THE FUND

I DESCRIPTION OF THE FUND

1 NATURE OF THE FUND

(1) Objective and Basic Nature of the Fund:

A. Name of the Fund: Putnam High Yield Advantage Fund (the "Fund")

B. Purpose of the Fund:

The purpose of the Fund is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

C. Form of the Fund:

Putnam High Yield Advantage Fund is a Massachusetts business trust organized on January 13, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only the Fund's class M shares are currently offered in Japan. The Fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund.

The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The Fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities and securities issued by other investment companies). The remaining 25% of its total assets is not subject to this restriction. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem a shareholder's shares without the shareholder's permission and send the shareholder the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if a shareholder owns more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

D. Goal of the Fund:

The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

E. Main Investment Strategies - Lower-rated Bonds:

The Fund invests mainly in bonds that:

* are obligations of U.S. companies

* are below investment-grade in quality (junk bonds) and

* have intermediate to long-term maturities (three years or longer).

Under normal circumstances, the Fund invests at least 80% of the Fund's net assets in securities rated below investment grade.

F. Main Risks:

The main risks that could adversely affect the value of the Fund's shares and the total return on investors' investment include:

* The risk that issuers of the Fund's investments will not make, or will be perceived as unlikely to make timely payments of interest and principal. Because the Fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the Fund.

* The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

Investors can lose money by investing in the Fund. The Fund may not achieve its goal, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(2) Structure of the Fund:

A. Structure of the Fund

                       Related Companies of the Fund

                                  Fund

                     Putnam High Yield Advantage Fund

                                Trustees
                            (Agreement and
                          Declaration of Fund)
                                                             Investor
Distibution                                  Custodian       Servicing
Agreement                                    Agreement       Agreement

Principal                                           Custodian
Underwriter                                     Investor Servicing
                                                      Agent

Putnam Retail Management                          Putnam Fiduciary
Limited Partnership                                 Trust Company

(acts as distributor)                           (acts as custodian and
                                                investor servicing
                                                agent of the Fund)

Japan Dealer
Sales Contract

              Agent Securities                 Management Contract
              Company Agreement

Distributor in Japan                           Investment Management
Agent Securities Company                       Company

Mitsubishi Securities Co., Ltd.           Putnam Investment Management, LLC

(forwarding of sales and                  (acts as investment management
repurchase in Japan and                   company of the Fund and investment
rendering of service as                   adviser concerning the Fund's assets)
agent Securities company)

                                               Sub-Management Contract

                                               Sub-Investment Management
                                               Company

                                          Putnam Investments Limited

                                          (acts as investment adviser
                                          concerning a portion of the
                                          Fund's assets)

B. Role of the Investment Management Company and the Related Companies of the Fund and Summary of the agreements, etc.

-------------------------------------------------------------------------------------------------------------------
Name                   Role in the management Summary of
                       of the Fund            the agreement, etc.
-------------------------------------------------------------------------------------------------------------------
Putnam Investment      Investment Management  The Investment Management Company has entered into the Management
Management, LLC        Company                Contract with the Fund as of March 20, 1997, under which it provides the Fund of the investment management services and investment advisory services in relation to the Fund's assets.
-------------------------------------------------------------------------------------------------------------------
Putnam Investments     Sub-Investment         The Sub-Investment Management Company has entered into the
Limited                Management Company     Sub-Management Contract with the Investment Management Company as of September 13, 2004, under which it manages a separate portion of the assets of the Fund as determined by the Investment
                                              Management Company from time to time and, subject to the supervision of the Investment Management Company, it is responsible for making investment decisions for the portion of the assets of the Fund that it manages.
-------------------------------------------------------------------------------------------------------------------
Putnam Fiduciary       Custodian              The Custodian has entered into the Custodian Agreement with the Fund
Trust Company                                 as of May 3, 1991, as amended June 1, 2001, under which it serves as a custodian of the Fund's assets.

                       Investor               The Investor Servicing Agent has entered into the Investor Servicing
                       Servicing Agent        Agreement with the Fund as of June 3, 1991, under which it provides all services required by the Fund in connection with the
                                              establishment, maintenance and recording of shareholder accounts, including without limitation all related tax and other reporting requirements, and the implementation of investment and redemption arrangements offered in connection with the sale of the
                                              Fund's shares.
-------------------------------------------------------------------------------------------------------------------
Putnam Retail
Management Limited     Principal              The Principal Underwriter has entered into the Distribution Agreement
Partnership            Underwriter            with the Fund as of May 6, 1994, under which the Principal Underwriter has the right, as principal, to sell shares of the Fund and acts as agent for the Fund in connection with the repurchase of shares by the Fund.
-------------------------------------------------------------------------------------------------------------------
Mitsubishi Securities, Distributor            The Distributor in Japan has entered into the Japan Dealer Sales
Co., Ltd.              in Japan               Contract with the Putnam Retail Management in respect of Class M
                                              Shares of the Fund as of September 10, 1996, under which it forwards sales and repurchase orders in Japan to the Putnam Retail Management.

                       Agent Securities       The Agent Securities Company has entered into the Agent Securities
                       Company                Company Agreement with the Fund in respect of Class M Shares of the
                                              Fund as of August 23, 1996, under which it distributes prospectus, makes public in Japan the daily net asset value per share of the
                                              Fund, and distributes any documents required to be prepared in accordance with the applicable laws and regulations of Japan.
-------------------------------------------------------------------------------------------------------------------


C. Trustees:

The Trustees are responsible for generally overseeing the conduct of Fund business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Fund are authorized by the Agreement and Declaration of Trust to issue shares of the Fund in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, divide the shares of any series into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine.

Under the Agreement and Declaration of Trust, the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to certain termination of the Fund, to the extent provided therein (v) with respect to any amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, and (vii) with respect to such additional matters relating to the Fund as may be required by the Agreement and Declaration of Trust, the Bylaws of the Fund, or any registration of the Fund with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Fund.

On any matter submitted to a vote of shareholders, all shares of the Fund then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the 1940 Act, as amended, or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Trustees or when requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Fund. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Fund, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Fund under the circumstances and on the terms specified therein.

The Fund may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Fund, and is qualified in its entirety by reference to each of those documents.

Changes of Trustees and Officers:

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

Amendment to the Agreement and Declaration of Trust:

Generally, shareholder approval is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision.

D. Putnam Investment Management, LLC (Investment Management Company)

(a) Law of Place of Incorporation

Putnam Investment Management, LLC is a limited liability company organized under the laws of the State of Delaware. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(b) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(c) Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(d) History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the Fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk, Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with nearly $139.03 billion in assets in over 11 million shareholder accounts as of February 28, 2005. An affiliate, The Putnam Advisory Company, LLC, manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Investments Limited, provides a full range of international investment advisory services to institutional and retail clients. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds. Total assets under management by Putnam entities, including the Investment Management Company, are over $205 billion as of February 28, 2005.

Putnam Investment Management, LLC, Putnam Investments Limited, Putnam Retail Management, Limited Partnership and Putnam Fiduciary Trust Company are subsidiaries of Putnam, LLC, which is located at One Post Office Square, Boston, Massachusetts 02109. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(e) Amount of Capital Stock (as of February 28, 2005)

(i) Amount of Capital:

$(32,895,207)

(ii) Number of authorized shares of capital stock:

Not applicable.

(iii) Number of outstanding shares of capital stock:

Not applicable.

(iv) Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years):

                                              Amount of
Year                                            Capital
               (Total Stockholders' Equity in Thousands)
-------------------------------------------------------
End of 2000                                $209,635,521
-------------------------------------------------------
End of 2001                                $170,497,323
-------------------------------------------------------
End of 2002                                $138,739,094
-------------------------------------------------------
End of 2003                                $144,486,036
-------------------------------------------------------
End of 2004                                 $(9,155,466)
-------------------------------------------------------

(f) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each Fund advised by the Investment Management Company managed by one or more teams of portfolio managers. These teams, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Core Fixed-Income High Yield Team), provide a continuous investment program for the Fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, the Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the larger managers of high yield debt securities in the United States.

Investment Management Company's Core Fixed-Income High Yield Team manages the Fund's portfolio.

(g) Information concerning Major Shareholders

As of February 28, 2005, all the outstanding interests in Investment Management Company were owned by Putnam, LLC located at One Post Office Square, Boston, Massachusetts 02109.

2 INVESTMENT POLICY

(1) Basic Policy for Investment:

Any investment carries with it some level of risk that generally reflects its potential for reward. The Investment Management Company pursues the Fund's goal by investing mainly in lower-rated bonds. The Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

Alternative strategies:

Under normal market conditions, the Investment Management Company keeps the Fund's portfolio fully invested, with minimal cash holdings. However, at times the Investment Management Company may judge that market conditions make pursuing the Fund's usual investment strategies inconsistent with the best interests of its shareholders. The Investment Management Company then may temporarily use alternative strategies that are mainly designed to limit losses. However, the Investment Management Company may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies:

The Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(2) Objectives of Investment:

Non-U.S. investments:

Investment Management Company may invest in securities of non-U.S. issuers. Non-U.S. investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means the Investment Management Company may at times be unable to sell them at desirable prices. Non-U.S. settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets, which typically have less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or investments in U.S. companies that have significant non-U.S. operations.

Derivatives:

Investment Management Company may engage in a variety of transactions involving derivatives, such as futures, options and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Investment Management Company may use derivatives both for hedging and non-hedging purposes. For example, it may use derivatives to increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad). However, the Investment Management Company may also choose not to use derivatives, based on their evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Investment Management Company's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Illiquid investments:

Investment Management Company may invest up to 15% of the Fund's assets in illiquid investments, which may be considered speculative. Illiquid investments are investments that may be difficult to sell. The sale of many of these investments is limited by law. The Investment Management Company may not be able to sell the Fund's illiquid investments when the Investment Management Company considers it desirable to do so or Investment Management Company may be able to sell them only at less than their market value.

Other investments:

In addition to the main investment strategies described above, the Investment Management Company may make other investments, such as investments in asset-backed, hybrid and structured bonds and notes, preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws, and assignments of and participations in fixed and floating rate loans, which may be subject to other risks.

(3) Structure of the Management:

The investment performance and portfolio of the Fund is overseen by its Board of Trustees, a majority of whom are not affiliated with the Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

The Investment Management Company has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of the Fund as determined by the Investment Management Company from time to time. Subject to the supervision of the Investment Management Company, PIL is responsible for making investment decisions for the portion of the assets of the Fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

The Investment Management Company's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Core Fixed-Income High Yield Team manage the Fund's investments. The names of all team members can be found at www.putnaminvestments.com.

The team members identified as the Fund's Portfolio Leader and Portfolio Members coordinate the team's efforts related to the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Their experience as investment professionals over the last five years is shown. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the Fund.

-----------------------------------------------------------------------------
Portfolio      Joined                      Positions Over
Leader           Fund  Employer            Past Five Years
-----------------------------------------------------------------------------
Paul D. Scanlon  2002  Putnam Management   Team Leader, U.S. High Yield
                                           Investing
                       1999-Present        Previously, Portfolio Manager,
                                           analyst
-----------------------------------------------------------------------------
Portfolio      Joined                      Positions Over
Member         Fund    Employer            Past Five Years
-----------------------------------------------------------------------------
Rosemary       2002    Putnam Management   Senior Portfolio Manager
H. Thomsen             1986-Present
-----------------------------------------------------------------------------

Fund ownership. The table below shows the dollar ranges of shares of the Fund owned by the professionals listed above at the end of the Fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

------------------------------------------------------------------------------
Fund Portfolio Leader and Portfolio member
------------------------------------------------------------------------------
                   $1-     $10,001-  $50,001-  $100,001- $500,001-  $1,000,001
           Year $0 $10,000 $50,000   $100,000  $500,000  $1,000,000   and over
------------------------------------------------------------------------------
Paul D.    2004  *
Scanlon
------------------------------------------------------------------------------
Portfolio  2003  *
Leader
------------------------------------------------------------------------------
Rosemary   2004  *
H. Thomsen
------------------------------------------------------------------------------
Portfolio  2003  *
Member
------------------------------------------------------------------------------

Other funds managed by the Portfolio Leader and Portfolio Members. As of the Fund's fiscal year-end, Paul D. Scanlon was also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust. Rosemary H. Thomsen was also a Portfolio Member of Putnam High Yield Trust and Putnam Managed High Yield Trust. Paul D. Scanlon and Rosemary H. Thomsen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate.

Other Accounts Managed by the Fund's Portfolio Managers

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the Fund's Portfolio Leader and Portfolio Member managed as of the Fund's fiscal year-end. The other accounts may include accounts for which the individual was not designated as a portfolio leader or portfolio member. Unless noted, none of the other accounts pays a fee based on the account's performance.

------------------------------------------------------------------------
                                                    Other accounts
                                                  (including separate
                                                   accounts, managed
               Other              Other            account programs
Portfolio  SEC-registered   accounts that pool    and single-sponsor
Leader      open-end and     assets from more    defined contribution
or Member  closed-end funds   than one client       plan offerings)
------------------------------------------------------------------------
       Number of             Number of           Number of
        accounts    Assets   accounts  Assets     accounts   Assets
------------------------------------------------------------------------
Paul D.     4   $3,755,100,000   1    $32,200,000    3    $174,500,000
Scanlon
------------------------------------------------------------------------
Rosemary    4   $3,755,100,000   1    $32,200,000    3    $174,800,000
H. Thomsen
------------------------------------------------------------------------

Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments' total incentive compensation pool that is available to Putnam Management's Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund, High Current Yield Funds, is its broad investment category as determined by Lipper Inc. The portion of the incentive compensation pool available to your investment management team is also based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

Consistent performance means being above median over one year.

Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

Superior performance (which is the largest component of Putnam
Management's incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team's portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management's parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam's profitability for the year. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Changes in the Fund's Portfolio Leader and Portfolio Members. During the fiscal year ended November 30, 2004, Portfolio Member Norman Boucher left the Fund's management team. Other individuals who have served as Portfolio Leader of the Fund since May 2002, when Putnam Management introduced this designation, include Stephen C. Peacher (2002-2005). Paul D. Scanlon became Portfolio Leader of the Fund in March 2005.

Investment in the Fund by Putnam employees and the Trustees. As of November 30, 2004, 12 of the 13 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the Fund and all Putnam funds as of that date by Putnam employees and the Fund's Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

-----------------------------------------------------------------------------
                          Fund   All Putnam funds
-----------------------------------------------------------------------------
Putnam employees    $2,179,000       $463,815,000
Trustees              $302,000        $47,311,000
-----------------------------------------------------------------------------

The table below shows how much the members of Putnam's Executive Board have invested in the Fund (in dollar ranges). Information shown is for December 31, 2004 and December 31, 2003.

-----------------------------------------------------------------------------
Putnam Executive Board
-----------------------------------------------------------------------------
                                     $1-       $10,001-  $50,001-    $100,001
                         Year   $0   $10,000   $50,000   $100,000    and over
-----------------------------------------------------------------------------
Philippe Bibi            2004    *
-----------------------------------------------------------------------------
Chief Technology
Officer                  2003    *
-----------------------------------------------------------------------------
John F. Boneparth        2004                                            *
-----------------------------------------------------------------------------
Head of Global
Institutional
Management               2003                                            *
-----------------------------------------------------------------------------
Joshua H. Brooks         N/A
-----------------------------------------------------------------------------
Deputy Head of
Investments              N/A
-----------------------------------------------------------------------------
Kevin M. Cronin          2004    *
-----------------------------------------------------------------------------
Head of Investments      N/A
-----------------------------------------------------------------------------
Charles E.
Haldeman Jr.             2004    *
-----------------------------------------------------------------------------
President and CEO        2003    *
-----------------------------------------------------------------------------
Amrit Kanwal             2004    *
-----------------------------------------------------------------------------
Chief Financial
Officer                  N/A
-----------------------------------------------------------------------------
Steven D. Krichmar       2004    *
-----------------------------------------------------------------------------
Chief of Operations      N/A
-----------------------------------------------------------------------------
Francis J.
McNamara, III            2004              *
-----------------------------------------------------------------------------
General Counsel          N/A
-----------------------------------------------------------------------------
Richard A. Monaghan      2004    *
-----------------------------------------------------------------------------
Head of Retail
Management               2003    *
-----------------------------------------------------------------------------
Richard S. Robie         2004    *
-----------------------------------------------------------------------------
Chief Administrative
Officer                  N/A
-----------------------------------------------------------------------------
Edward T. Shadek, Jr.    N/A
-----------------------------------------------------------------------------
Deputy Head of
Investments              N/A
-----------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.

In selecting portfolio securities for the Fund, Investment Management Company looks for high yield bonds that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. The Investment Management Company is one of the larger managers of high yield debt securities in the United States.

(4) Distribution Policy:

The Fund normally distributes any net investment income monthly and any net realized capital gains annually. The Fund normally pays a distribution to Japanese investors who hold shares as of the 15th day of each month at the end of each month, provided, however, the distribution may be paid, if at all, at the beginning of the next month.

(5) Restrictions on Investment:

Except for the policies designated as fundamental below, the investment policies described in this document are not fundamental policies. The Trustees may change any non-fundamental policy without shareholders' approval. As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

A. Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

Note: So long as shares of the Fund are being offered for sale by the Fund in Japan, the Fund may not borrow money in excess of 10% of the value of its total assets.

B. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

C. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

D. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

E. Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

F. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

G. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

H. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry.

I. Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding Fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy.

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval.

(1) The Fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c).

The Fund has undertaken to the Japanese Securities Dealers Association, so long as shares of the Fund are being offered for sale by the Fund in Japan, that the Fund will not:

A. invest more than 15% of its net assets in securities that are not traded on an official stock exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Quotation System (this restriction shall not be applicable to bonds determined by Investment Management Company to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

B. borrow money in excess of 10% of the value of its total assets;

C. make short sales of securities in excess of the Fund's net asset value;
and

D. together with other mutual funds managed by the Investment Management Company, acquire more than 50% of the outstanding voting securities of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the Fund's offering of its shares in Japan, the Fund has adopted the following nonfundamental investment restriction:

The Fund will not invest in equity securities or warrants except that the Fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the Fund's status as a "bond investment trust" under the Income Tax Law of Japan. There can be no assurance that the Fund will be able to invest in such preferred securities.

Notwithstanding the foregoing restriction, the Fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities.

All percentage limitations on investments (other than pursuant to non-fundamental restrictions (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

3 INVESTMENT RISKS

Any investment carries with it some level of risk that generally reflects its potential for reward. Investment Management Company pursues the Fund's goal by investing mainly in lower-rated bonds. Investment Management Company will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk:

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, their securities before their maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, Investment Management Company might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk:

Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

Investment Management Company invests mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or are unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company may invest up to 15% of the Fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and unrated investments that Investment Management Company believes are of comparable quality. Investment Management Company will not necessarily sell an investment if its rating is reduced after Investment Management Company buys it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for the Investment Management Company to sell the investments at prices approximating the values Investment Management Company had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for the Fund to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make payment of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Investment Management Company considers credit ratings in making investment decisions, Investment Management Company performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. Investment Management Company's success in achieving the Fund's investment objective may depend more on Investment Management Company's own credit analysis when it buys lower quality bonds than when it buys higher quality bonds. Investment Management Company may have to participate in legal proceedings involving the issuer. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Management structure for the risks:

The Fund builds risk management into the investment process. The Fund identifies areas of potential risk and then puts the policies, procedures and controls in place - including oversight by an Investment Committee at the Investment Management Company - to actively manage those risks.

Policy on excessive short-term trading:

Risks of excessive short-term trading. Excessive short-term trading activity may reduce the Fund's performance and harm all fund shareholders by interfering with portfolio management, increasing the Fund's expenses and diluting the Fund's net asset value. Depending on the size and frequency of short-term trades in the Fund's shares, the Fund may experience increased cash volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the Fund's brokerage and administrative costs and taxable distributions to shareholders.

When the Fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the Fund's investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the Fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the Fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the Fund's investments. In addition, the market for lower-rated bonds may at times show "market momentum," in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the Fund's shares, which may reduce the Fund's performance and dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the Fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the Fund holds other types of less liquid securities.

Fund policies. In order to protect the interests of long-term shareholders of the Fund, the Investment Management Company and the Fund's Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The Fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, The Investment Management Company monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Compliance Department of the Investment Management Company currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on the Fund's internal parameters for detecting excessive short-term trading, which consider the number of "round trip" transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that the Investment Management Company or the Fund considers to be excessive or inappropriate, The Investment Management Company will issue the investor and the financial intermediary involved in the activity, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The Fund also reserves the right to terminate the exchange privilege without a warning. In addition, the Investment Management Company will also communicate instances of excessive short-term trading to the compliance staff of an investor's broker, if one is identified.

In addition to enforcing these exchange parameters, the Investment Management Company and the Fund reserve the right to reject or restrict purchases or exchanges for any reason. The Investment Management Company or the Fund may determine that an investor's trading activity is excessive or otherwise potentially harmful based on various factors, including an investor's or financial intermediary's trading history in the Fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the Fund or other Putnam funds. The Fund may take these steps in its discretion even if the investor's activity may not have been detected by the Fund's current monitoring parameters.

Limitations on the Fund's policies. There is no guarantee that the Fund will be able to detect excessive short-term trading in all accounts. For example, The Investment Management Company currently does not have access to sufficient information to identify each investor's trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the Fund's policies. In addition, even when The Investment Management Company has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The Fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. The Investment Management Company monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, The Investment Management Company will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the Fund's ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The Fund's policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of The Investment Management Company's Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

4 HANDLING FEES, ETC. AND TAXES

(1) Sales Charge:

Sales charge in Japan is 3.4125% (3.25% before consumption tax) of the subscription amount. Please refer to "Part II. DETAILED INFORMATION CONCERNING THE FUND, II. Procedures, etc., 1. Procedures for Sales of Shares, Etc." hereof.

(2) Repurchase Charge:

Shareholders in Japan are not subject to a contingent deferred sales charge for the redemption of class M shares. Please refer to "Part II. INFORMATION CONCERNING THE FUND, II. Procedures, etc., 2. Procedures for Repurchase of Shares, Etc." hereof.

(3) Management Fee, etc.:

A. Management and Agent Securities Company Fees:

Under a Management Contract dated March 20, 1997, the Fund pays a quarterly fee to the Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at the annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% of any excess thereafter.

Pursuant to the terms of the Sub-Management Agreement between the Investment Management Company and Putnam Investments Limited as the Sub-Investment Management Company ("PIL"), the Investment Management Company (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the Fund, if any, managed by PIL from time to time.

For the past three fiscal years, pursuant to the Management Contract, the Fund incurred the following fees.

----------------------------------------------------
                                              Amount
                                          management
                                           fee would
                                           have been
                             Amount of       without
              Management    management       expense
Fiscal year     fee paid    fee waived    limitation
----------------------------------------------------
2004          $7,912,985       $30,667    $7,943,652
2003          $8,855,797           N/A           N/A
2002          $8,861,105           N/A           N/A
----------------------------------------------------

Expense limitation. The Fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investment, management fees paid by the Fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the Fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2004 reflect the waiver of $30,667 in management fees otherwise payable by the Fund to Putnam Management in respect of such investments.

B. Custodian Fee:

The Custodian is entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian.

During the 2004 fiscal year the Fund incurred $1,609,543 in fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company.

C. Fee under Class M Distribution Plan:

The Class M distribution plan provides for payments by the Fund to Putnam Retail Management, Limited Partnership at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M distribution plan to the annual rate of 0.50% of such assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investment.

Payments under the plan are intended to compensate Putnam Retail Management, Limited Partnership for services provided and expenses incurred by it as principal underwriter of Fund shares, including the payments to dealers mentioned below.

To compensate Mitsubishi and other dealers further for services provided in connection with the sale of Class M shares and the maintenance of shareholder accounts, Putnam Retail Management, Limited Partnership makes quarterly payments to Mitsubishi and such other dealers.

The payments are based on the average net asset value of Class M shares attributable to shareholders for whom Mitsubishi and other dealers are designated as the dealer of record. Putnam Retail Management, Limited Partnership makes the payments at an annual rate of 0.25% of such average net asset value of Class M shares.

Putnam Retail Management, Limited Partnership also pays to Mitsubishi and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Mitsubishi and other dealers equals 0.40% of such average net asset value. Putnam Retail Management, Limited Partnership makes quarterly payments to qualifying dealers.

For the fiscal year ended on November 30, 2004, the Fund paid fees under the Fund's distribution plans of $2,972,619 for the Class M shares.

(4) Other Expenses:

The Fund pays all of its expenses not assumed by Investment Management Company with respect to its management services. In addition to the investment management, distribution plan fees, shareholder servicing agent expenses and custodian expenses discussed herein, the principal expenses that the Fund is expected to pay include, but are not limited to, fees and expenses of certain of its Trustees; fees of its independent auditors and legal counsel; fees payable to government agencies, including registration and qualification fees attributable to the Fund and its shares under federal and state securities laws; and certain extraordinary expenses. In addition, each class will pay all of the expenses attributable to it. The Fund also pays its brokerage commissions, interest charges and taxes.

Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the Fund of brokerage commissions. The Fund made no payments in brokerage commissions during the last fiscal year.

Although brokerage commissions and other portfolio transaction costs are not reflected in the Fund's Total Annual Fund Operating Expenses ratio, they are reflected in the Fund's total return.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the Fund's transaction costs, they do not reflect any undisclosed amount of profit or "mark-up" included in the price paid by the Fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the Fund's purchase and sale transactions may change the market price for an investment (the "market impact").

Another factor in transaction costs is the Fund's portfolio turnover rate, which measures how frequently the Fund buys and sells investments. During the past five years, the Fund's fiscal year portfolio turnover rate and the average turnover rate for the Fund's Lipper category were as follows.

---------------------------------------------------------------------------
Turnover Comparison                        2004   2003   2002   2001   2000
---------------------------------------------------------------------------
Putnam High Yield Advantage Fund            53%    79%    60%    81%    68%
Lipper High Current Yield Funds Average*   109%   108%   101%   108%    75%
---------------------------------------------------------------------------

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or

Both the Fund's portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and shareholder taxes and decreased performance.

Putnam Management is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Portfolio holdings. For information on the Fund's portfolio, you may visit the Putnam Investments Web site, www.putnaminvestments.com/individual, where the Fund's top 10 holdings and related portfolio information may be viewed monthly beginning 10 business days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the Web site until the Fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

The Trustees are responsible for generally overseeing the conduct of Fund business. Subject to such policies as the Trustees may determine, the Investment Management Company furnishes a continuing investment program for the Fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Investment Management Company also manages the Fund's other affairs and business.

The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2004:

---------------------------------------------------------------
                                                      Aggregate
                                                   dollar range
                                Dollar range          of shares
                                   of Putnam        held in all
                                  High Yield      of the Putnam
                                   Advantage              funds
                                 Fund shares        overseen by
Name of Trustee                        owned            Trustee
---------------------------------------------------------------
Jameson A. Baxter            $10,001-$50,000      over $100,000
Charles B. Curtis                 $1-$10,000      over $100,000
Myra R. Drucker                   $1-$10,000   $50,001-$100,000
John A. Hill                      $1-$10,000      over $100,000
Ronald J. Jackson                 $1-$10,000      over $100,000
Paul L. Joskow               $10,001-$50,000      over $100,000
Elizabeth T. Kennan               $1-$10,000      over $100,000
John H. Mullin, III               $1-$10,000      over $100,000
Robert E. Patterson            over $100,000      over $100,000
W. Thomas Stephens                $1-$10,000      over $100,000
Richard B. Worley                 $1-$10,000      over $100,000
*Charles E. Haldeman, Jr.               None      over $100,000
*George Putnam, III          $10,001-$50,000      over $100,000
---------------------------------------------------------------

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh
& McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III and Haldeman are deemed
"interested persons" by virtue of their positions as officers of the Fund, Putnam Management or Putnam Retail Management or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the President and Chief Executive Officer of Putnam Investments. Mr. Putnam is the President of the Fund and each of the other Putnam funds. The balance of the Trustees are not "interested persons."

Each independent Trustee of the Fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the Fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of independent Trustees of the Fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The Committees of the Board of Trustees, and the number of times each Committee met during the Fund's fiscal year, are shown in the table below:

Audit and Pricing Committee                       23
Board Policy and Nominating Committee             10
Brokerage and Custody Committee                    8
Communication, Service and Marketing Committee    13
Contract Committee                                18
Distributions Committee                            4
Executive Committee                                1
Investment Oversight Committees                   40

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the Fund for fiscal 2004 and the fees paid to each Trustee by all of the Putnam funds during calendar year 2004:

----------------------------------------------------------------------------
                                       Pension or     Estimated
                                       retirement        annual        Total
                           Aggregate     benefits benefits from compensation
                        compensation   accrued as    all Putnam     from all
                            from the part of fund    funds upon       Putnam
Trustees/Year                fund(1)     expenses retirement(2)  funds(3)(4)
----------------------------------------------------------------------------
Jameson A. Baxter/1994(5)     $2,613         $682      $100,000     $218,950
----------------------------------------------------------------------------
Charles B. Curtis/2001        $2,836         $919      $100,000     $244,250
----------------------------------------------------------------------------
Myra R. Drucker/2004(6)           $0          N/A           N/A      $33,780
----------------------------------------------------------------------------
Charles E. Haldeman, Jr.
2004(6)                           $0          N/A           N/A           $0
----------------------------------------------------------------------------
John A. Hill/1985(5)(7)       $5,336         $877      $200,000     $458,626
----------------------------------------------------------------------------
Ronald J. Jackson/1996(5)     $2,649         $712      $100,000     $224,000
----------------------------------------------------------------------------
Paul L. Joskow/1997(5)(7)     $3,553         $511      $100,000     $294,500
----------------------------------------------------------------------------
Elizabeth T. Kennan/1992      $2,577         $902      $100,000     $221,500
----------------------------------------------------------------------------
John H. Mullin, III/1997(5)   $2,520         $780      $100,000     $216,200
----------------------------------------------------------------------------
Robert E. Patterson/1984      $2,501         $486      $100,000     $217,750
----------------------------------------------------------------------------
George Putnam, III/1984(7)    $3,133         $403      $125,000     $262,500
----------------------------------------------------------------------------
W. Thomas Stephens/1997(5)    $2,728         $712      $100,000     $228,250
----------------------------------------------------------------------------
W. Nicholas Thorndike/1992(8) $1,506       $1,161      $105,783     $114,500
----------------------------------------------------------------------------
Richard B. Worley/2004 (6)        $0          N/A           N/A      $33,780
----------------------------------------------------------------------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2004. For Mr. Thorndike, the annual benefits equal the actual benefits he is currently receiving under the Retirement Plan for Trustees of the Putnam funds.

(3) As of December 31, 2004, there were 110 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from approximately $5,000 to $90,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings and additional time spent on behalf of the Putnam funds in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of November 30, 2004, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were: Ms. Baxter -- $10,799; Mr. Hill -- $37,550; Mr. Jackson -- $19,186; Mr. Joskow -- $12,737; Mr. Mullin -- $12,292; and Mr.
Stephens -- $3,535.

(6) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees on November 11, 2004.

(7) Includes additional compensation to Messrs. Hill, Putnam and Dr. Joskow for service as Chairman of the Trustees, President of the Funds and Chairman of the Audit and Pricing Committee, respectively.

(8) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any trustee first elected to the board after 2003.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. The Investment Management Company is not permitted to consider sales of shares of the Fund (or of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. During fiscal 2002, 2003 and 2004, the Fund paid $11,480, $2 and $0 in brokerage commissions, respectively. The brokerage commissions for the Fund's 2004 and 2003 fiscal years were lower than the brokerage commissions for the Fund's 2002 fiscal year due to a decrease in trading volume. During fiscal 2003, the Fund did not pay any commissions to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ended on November 30, 2004, the Fund paid $635,247 in other expenses, excluding management fees, investor servicing agent expenses, custodian expenses and payments under its distribution plan.

(5) Tax Treatment of Shareholders in Japan:

The Fund qualifies as a "foreign bond investment trust to be publicly offered" under Japanese law and on that basis the tax treatment of Shareholders in Japan shall be as follows:

A. The distributions to be made by the Fund will be treated as distributions made by a domestic bond investment trust making public offering of investment fund securities.

(a) The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5%) in Japan. In this case, no report concerning distributions will be filed with the Japanese tax authorities.

(b) The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

(c) Net investment returns such as interest, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U.S. federal income tax currently at the rate of 10% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U.S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

(d) The Japanese withholding tax imposed on distributions as referred to in
i) and ii) above will be collected by way of so-called "difference collecting method." In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

B. The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

C. Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic bond investment trust making public offering of investment fund securities.

Note: The above description may be changed due to tax reform, etc.

5 STATUS OF INVESTMENT PORTFOLIO OF THE FUND

(1) Diversification of Investment Portfolio:

                                        (As of the end of February 28, 2005)
---------------------------------------------------------------------------
                                                                 Investment
                                                           Total      Ratio
Types of Assets                Name of Country      U.S. Dollars        (%)
---------------------------------------------------------------------------
Corporate Bonds
                                United States       $930,539,415     80.08%
                                Canada                41,331,957      3.56%
                                France                13,016,288      1.12%
                                United Kingdom         9,044,526      0.78%
                                Germany                7,093,624      0.61%
                                Luxembourg             6,936,912      0.60%
                                Ireland                5,037,320      0.43%
                                Cayman Islands         4,851,618      0.42%
                                Bermuda                4,287,394      0.37%
                                Norway                 2,338,875      0.20%
                                Jersey                 2,091,450      0.18%
---------------------------------------------------------------------------
                      Sub-total                    1,026,569,379     88.34%
---------------------------------------------------------------------------
Asset Backed
                                Cayman Islands        32,864,283      2.83%
                                United States          7,078,325      0.61%
---------------------------------------------------------------------------
                      Sub-total                       39,942,608      3.44%
---------------------------------------------------------------------------
Foreign Government Bonds
                                Philippines            4,701,135      0.40%
                                Mexico                 3,411,565      0.29%
                                Colombia               3,159,288      0.27%
                                Russia                 3,140,995      0.27%
                                Ecuador                1,599,600      0.14%
                                Peru                     990,488      0.09%
                                Brazil                   923,510      0.08%
                                Venezuela                860,103      0.07%
---------------------------------------------------------------------------
                      Sub-total                       18,786,684      1.62%
---------------------------------------------------------------------------
Collateralized mortgage obligations
                                United States          5,063,305      0.44%
---------------------------------------------------------------------------
                      Sub-total                        5,063,305      0.44%
---------------------------------------------------------------------------
Convertible Bonds
                                United States          2,481,538      0.21%
---------------------------------------------------------------------------
                      Sub-total                        2,481,538      0.21%
---------------------------------------------------------------------------
Brady Bonds
                                Peru                   1,864,995      0.16%
---------------------------------------------------------------------------
                      Sub-total                        1,864,995      0.16%
---------------------------------------------------------------------------
Short-term                      United States         42,901,669      3.69%
---------------------------------------------------------------------------
Cash, Deposit and Other
Assets (After deduction of
liabilities)                                          24,429,330      2.10%
---------------------------------------------------------------------------
Total                                             $1,162,039,508     100.0%
(Net Asset Value)               JPY              121,712,018,068
---------------------------------------------------------------------------

Note: Investment ratio is calculated by dividing each asset at its market value by the total Net Asset Value of the Fund. The same applies hereinafter.

(2) Portfolio of Investments

A. Principal Holdings

Please refer to the Top 30 at 2282005 in excel sheet.

B. Investment Property

Not applicable.

C. Other Principal Investments

Not applicable.

(3) Results of Past Operations:

A. Record of Changes in Net Assets (Class M Shares):

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of February, 2005 is as follows:

-------------------------------------------------------------------------------
                                                                  Net Asset
                                     Total Net Asset Value    Value per Share
-------------------------------------------------------------------------------
                                         Dollar      Yen
                                      (thousands) (millions)  Dollar     Yen
-------------------------------------------------------------------------------
 1st Fiscal Year (November 30, 1995)     20,077      2,103     9.51       996
 2nd Fiscal Year (November 30, 1996)    464,506     48,652     9.64     1,010
 3rd Fiscal Year (November 30, 1997)  2,071,302    216,948     9.95     1,042
 4th Fiscal Year (November 30, 1998)    949,346     99,435     8.34       874
 5th Fiscal Year (November 30, 1999)    826,257     86,542     7.71       808
 6th Fiscal Year (November 30, 2000)    534,387     55,972     6.29       659
 7th Fiscal Year (November 30, 2001)    693,973     72,687     5.85       613
 8th Fiscal Year (November 30, 2002)    534,636     55,998     5.18       543
 9th Fiscal Year (November 30, 2003)    638,046     66,829     5.89       617
10th Fiscal Year (November 30, 2004)    573,455     60,064     6.17       646
-------------------------------------------------------------------------------
                   2004 End of March    607,988     63,681     6.02       631
                               April    598,408     62,677     5.97       625
                                 May    576,487     60,381     5.84       612
                                June    576,923     60,427     5.88       616
                                July    581,132     60,868     5.92       620
                              August    581,963     60,955     5.99       627
                           September    566,608     59,347     6.06       635
                             October    575,672     60,296     6.13       642
                            November    573,455     60,064     6.17       646
                            December    560,769     58,735     6.21       650
                 2005 End of January    545,898     57,177     6.17       646
                            February    545,710     57,158     6.23       653
-------------------------------------------------------------------------------

B. Record of Distributions Paid (Class M Shares):

                                                  Amount of
                                              Dividend paid
Period                                            per Share

1st Fiscal Year    (12/1/94 - 11/30/95)      $0.98    ([YEN] 103)
2nd Fiscal Year    (12/1/95 - 11/30/96)      $0.88     ([YEN] 92)
3rd Fiscal Year    (12/1/96 - 11/30/97)      $0.89     ([YEN] 93)
4th Fiscal Year    (12/1/97 - 11/30/98)      $0.92     ([YEN] 96)
5th Fiscal Year    (12/1/98 - 11/30/99)      $0.85     ([YEN] 89)
6th Fiscal Year    (12/1/99 - 11/30/00)      $0.81     ([YEN] 85)
7th Fiscal Year    (12/1/00 - 11/30/01)      $0.73     ([YEN] 76)
8th Fiscal Year    (12/1/01 - 11/30/02)      $0.60     ([YEN] 63)
9th Fiscal Year    (12/1/02 - 11/30/03)      $0.49     ([YEN] 51)
10th Fiscal Year   (12/1/03 - 11/30/04)      $0.43     ([YEN] 45)

Record of distribution paid from September 1999 to February 2005 and Net Asset Value per share as of each ex-dividend date are as follows:


-----------------------------------------------------------------------------
Ex-Dividend    Dividend   NAV per share  Ex-Dividend  Dividend  NAV per share
Date         Dollar  Yen  Dollar   Yen   Date        Dollar  Yen Dollar Yen
-----------------------------------------------------------------------------
15-Sep-99    0.067   7.02  7.79    816   15-Jan-03   0.042  4.40  5.24  549
15-Oct-99    0.067   7.02  7.64    800   18-Feb-03   0.042  4.40  5.16  540
15-Nov-99    0.067   7.02  7.65    801   17-Mar-03   0.042  4.40  5.25  550
15-Dec-99    0.067   7.02  7.76    813   15-Apr-03   0.042  4.40  5.39  565
18-Jan-00    0.067   7.02  7.71    808   15-May-03   0.042  4.40  5.59  585
15-Feb-00    0.067   7.02  7.71    808   16-Jun-03   0.042  4.40  5.70  597
15-Mar-00    0.067   7.02  7.71    808   17-Jul-03   0.042  4.40  5.72  599
17-Apr-00    0.067   7.02  7.45    780   15-Aug-03   0.042  4.40  5.52  578
15-May-00    0.067   7.02  7.37    772   17-Sep-03   0.042  4.40  5.74  601
15-Jun-00    0.067   7.02  7.27    761   17-Oct-03   0.036  3.77  5.83  611
17-Jul-00    0.067   7.02  7.25    759   17-Nov-03   0.036  3.77  5.86  614
15-Aug-00    0.067   7.02  7.1     744   18-Dec-03   0.036  3.77  5.97  625
15-Sep-00    0.067   7.02  7.11    745   15-Jan-04   0.036  3.77  6.09  638
16-Oct-00    0.068   7.12  6.79    711   17-Feb-04   0.036  3.77  6.03  632
15-Nov-00    0.068   7.12  6.5     681   17-Mar-04   0.036  3.77  6.01  629
15-Dec-00    0.068   7.12  6.3     660   16-Apr-04   0.036  3.77  5.99  627
16-Jan-01    0.068   7.12  6.47    678   17-May-04   0.036  3.77  5.75  602
15-Feb-01    0.068   7.12  6.58    689   17-Jun-04   0.036  3.77  5.84  612
15-Mar-01    0.058   6.07  6.47    678   16-Jul-04   0.036  3.77  5.93  621
16-Apr-01    0.058   6.07  6.22    651   17-Aug-04   0.036  3.77  5.92  620
15-May-01    0.058   6.07  6.23    653   17-Sep-04   0.036  3.77  6.03  632
15-Jun-01    0.058   6.07  6.16    645   15-Oct-04   0.033  3.46  6.07  636
16-Jul-01    0.058   6.07  6.03    632   17-Nov-04   0.033  3.46  6.17  646
15-Aug-01    0.058   6.07  6.1     639   16-Dec-04   0.033  3.46  6.20  649
17-Sep-01    0.058   6.07  5.85    613   14-Jan-05   0.033  3.46  6.15  644
15-Oct-01    0.058   6.07  5.69    596   16-Feb-05   0.033  3.46  6.22  651
15-Nov-01    0.058   6.07  5.78    605
17-Dec-01    0.054   5.66  5.78    605
15-Jan-02    0.054   5.66  5.83    611
15-Feb-02    0.054   5.66  5.69    596
15-Mar-02    0.054   5.66  5.71    598
15-Apr-02    0.048   5.03  5.72    599
15-May-02    0.048   5.03  5.67    594
17-Jun-02    0.048   5.03  5.49    575
15-Jul-02    0.048   5.03  5.24    549
15-Aug-02    0.048   5.03  5.03    527
16-Sep-02    0.048   5.03  5.13    537
15-Oct-02    0.048   5.03  4.89    512
15-Nov-02    0.048   5.03  5.02    526
13-Dec-02    0.042   4.40  5.13    537
-----------------------------------------------------------------------------

C. Record of Return Rates (Class M Shares):

-----------------------------------------
FYE 1995   (12/1/94 - 11/30/95)    16.47%
-----------------------------------------
FYE 1996   (12/1/95 - 11/30/96)    11.15%
-----------------------------------------
FYE 1997   (12/1/96 - 11/30/97)    13.05%
-----------------------------------------
FYE 1998   (12/1/97 - 11/30/98)    -7.63%
-----------------------------------------
FYE 1999   (12/1/98 - 11/30/99)     2.66%
-----------------------------------------
FYE 2000   (12/1/99 - 11/30/00)    -8.92%
-----------------------------------------
FYE 2001   (12/1/00 - 11/30/01)     4.58%
-----------------------------------------
FYE 2002   (12/1/01 - 11/30/02)    -1.15%
-----------------------------------------
FYE 2003   (12/1/02 - 11/30/03)    24.32%
-----------------------------------------
FYE 2004   (12/1/03 - 11/30/04)    12.47%
-----------------------------------------

Note: Calculation of the yield on investment (including dividend) (the overall yield on investment):

                        |                                             |
                        |  NAV at      Cumulative increase ratio      |
Overall yield on        | term end   x     by distribution            |
Investment(%)  = 100  x | -------------------------------------- - 1  |
                        |        NAV at beginning of term             |
                        |                                             |

NAV at beginning of term means the net asset value per unit calculated at the beginning of the yield calculation period.

NAV at term end means the net asset value per unit calculated at the end of the yield calculation period.

Calculation of cumulative increase ratio by distribution:

The amount shall be obtained by multiplying together all the amounts of such dividend as distributed during the yield calculation period divided by the net asset value per unit on the ex dividend day of the relevant distribution plus1.

II SUMMARY OF INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY HOLDERS OF FOREIGN INVESTMENT FUND SECURITIES

1 Transfer of the Shares:

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O. Box 41203, Providence, RI 02940-1203, U. S. A.

The Japanese investors who entrust the custody of their shares to the Distributor or a Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2 The Closing Period of the Shareholders' Book:

No provision is made.

3 Shareholders' Meeting:

There are no annual shareholders' meetings. Shareholder meeting at which the Board of Trustees will be elected will be held at least every five years beginning from 2004. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the 1940 Act.

4 Miscellaneous:

No special privilege is granted to Shareholders. The acquisition of Shares by any person may be restricted.


PART II DETAILED INFORMATION CONCERNING THE FUND

I. ADDITIONAL INFORMATION CONCERNING THE FUND

1 History of the Fund:

January 13, 1986:       Organization of the Fund as a Massachusetts business
                        trust.
                        Adoption of the Agreement and Declaration of Trust.

May 5, 1994:            Adoption of the Amended and Restated Agreement and
                        Declaration of Trust.

2 Outline of Laws Regulating the Fund in the Jurisdiction Where Established:

The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and other federal and state securities laws. The Fund also intends to continue to qualify each year and elect to be taxed as a regulated investment company under the United States Internal Revenue Code of 1986, as amended.

The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

A. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts:

Chapter 182 provides in part as follows:

A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

B. Investment Company Act of 1940:

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

C. Securities Act of 1933:

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

D. Securities Exchange Act of 1934:

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

E. The Internal Revenue Code:

The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

F. Other laws:

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

3 Outline of the Supervisory Authorities:

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

B. State authorities typically have broad authority to regulate the offering and sale of securities to their residents or within their jurisdictions and the activities of brokers, dealers, or other persons directly or indirectly engaged in related activities.

II. PROCEDURES, ETC.

1 Procedures for Sales of Shares Etc.:

A. Sales in the United States

Investors can open a Fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investor's financial advisor or Putnam Investor Services generally must receive investor's completed buy order before the close of regular trading on the New York Stock Exchange for investor's shares to be bought at that day's offering price.

The Fund must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, Putnam Investor Services may not be able to open the Fund accounts. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening the investor's account, the Fund reserves the right to close such account.

Investors can buy shares:

* Through a financial advisor. Investor's advisor will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investor for his or her service.

* Through systematic investing. Investors can make regular investments of $25 or more weekly, semi-monthly or monthly through automatic deductions from investor's bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

* Subsequent investments via the Internet. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, investor can buy additional shares online at www.putnaminvestments.com. For more information, contact investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount investors wish to invest, payable to the Fund. Return the check and completed form to Putnam Investor Services.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charge for investments of $50,000 or more

* No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

Initial sales charges for Class M shares

                                             Class M sales charge
                                              as a percentage of*:
                                         ----------------------------
                                           Net amount        Offering
Amount of purchase at offering price($)  invested (%)      price**(%)
                                         ------------      ----------
Under 50,000                                     3.36            3.25
50,000 but under 100,000                         2.30            2.25
100,000 but under 250,000                        1.27            1.25
250,000 but under 500,000                        1.01            1.00
500,000 but under 1,000,000                      1.01            1.00
1,000,000 and above                              NONE            NONE
---------------------------------------------------------------------

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges an investor pays may be more or less than these percentages.

**  Offering price includes sales charge.

A deferred sales charge of 0.40% may apply to certain Class M share purchased without a sales charge if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plan

The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 1.00%. The Trustees currently limit payments to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of the investor's investment. An investor may be eligible to buy Class M shares at reduced sales charges. Putnam Retail Management, Limited Partnership received $4,067, $3,196 and $3,713 in sales charges for Class M shares for fiscal years 2002, 2003 and 2004, respectively, of which it retained $403, $297 and $2,405 respectively.

Distribution fees

During fiscal 2004, the fund paid the following 12b-1 fees to Putnam Retail
Management:

Class M: $2,972,619

Payments to dealers

If investors purchase their shares through a dealer (the term "dealer" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), their dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by investors or the Fund.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam's retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan.

Dealer may charge investors fees or commissions in addition to those disclosed herein. Investors can also ask their dealer about any payments it receives from Putnam Retail Management and its affiliates and any services the dealer provides, as well as about fees and/or commissions it charges.

B. Sales in Japan

The Fund closed to new record shareholders on December 5, 1997. (Investors in Japan who purchase shares from Mitsubishi that are held of record under the name of Mitsubishi are not considered new record shareholders.) Accordingly, the number of Class M shares available for purchase in Japan is limited.

In Japan, shares of the Fund are offered on any Valuation Date during the Subscription Period mentioned in "7. Period for Subscription" of "Part I INFORMATION CONCERNING SECURITIES" of the securities registration Statement of the Fund pursuant to the terms set forth in "Part I. INFORMATION CONCERNING SECURITIES" of the relevant securities registration statement. The Distributor or the Sales Handling Company shall deliver to investors Agreement of Foreign Securities Transactions Account and other prescribed agreements and investors shall submit to the Distributor or the Sales Handling Company an Application for Opening of Transactions Account opened in accordance with Account Agreement. The purchase shall be made in the minimum investment amount of 100 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be the net asset value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or the Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge, 3.4125% (3.25% before consumption tax) of the amount of subscription, shall be paid to and retained by the Mitsubishi on the delivery date in Japan.

The payment of the issue price and the sales charges shall be made in yen in principle and the exchange into dollars shall be made at the exchange rate to be determined by the Distributor or the Sales Handling Company based upon the foreign exchange rate on the Tokyo foreign Exchange market as of the Trade Day. The payment may be made in dollars to the extent that the Distributor or the Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies who are members of the Japan Securities Dealers' Association cannot continue to sell Shares in Japan when the net assets of the Fund are less than 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transaction of Foreign Securities" established by the Association.

2 Procedures for Repurchase of Shares, Etc.:

A. Repurchase of Shares in the United States

Investors can sell investors' shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

The Fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if investors sell or exchange their shares after holding them for 5 days or less (including if investors purchased the shares by exchange). A short-term trading fee of 1.00% of the total redemption amount (calculated at market value) will apply to any shares sold or exchanged within 6 to 90 days of purchase (including purchases by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 1.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that occur within 6 to 90 days of purchase and the 2.00% short-term trading fee will apply to sales or exchanges of shares purchased by exchange that are held in a plan participant's account for 5 days or less. The short-term trading fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from accounts established as part of a
Section 529 college savings plan, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements. In addition, for investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the Fund's short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plans sponsors or recordkeepers that hold omnibus accounts with the Fund are currently unable or unwilling to assess the Fund's short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the Fund's short-term trading fee.

Selling Shares through investors' financial advisor:

Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange to receive that day's NAV, less any applicable deferred sales charge and short-term trading fee. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge investors for his or her services.

Selling Shares directly to the Fund:

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge and short-term trading fee.

* By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

* By telephone

Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investors' shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if an investor sells shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investors Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the Fund pay investors?

The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption by the Fund

If investors own fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors' shares without investors' permission and send investors the proceeds. To the extent permitted by applicable law, the Fund may also redeem shares if investors own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

B. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or the Sales and Handling Company on a Fund Business Day that is also a business day of securities companies in Japan. Repurchase requests may be made in integral multiples of 1 share.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Mitsubishi. The price shall be paid in yen through the Distributor or the Sales Handling Companies pursuant to the Account Agreement or, if the Distributor or the Sales Handling Companies agree, in dollars on the fourth business day after and including the execution date of repurchase.

C. Suspension of Repurchase

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

III MANAGEMENT AND ADMINISTRATION

1 Outline of Management of Assets, etc.:

(1) Valuation of assets:

The Fund determines the net asset value per share once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Rev. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, normally 4:00 p.m. New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m.

The Fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value.
It values all other investments and assets at their fair value. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the Fund's Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will be valued at their fair value, which may differ from recent market prices.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.
The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York time). If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the Fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

(2) Custody of Shares:

In non-U.S. markets where the shares are offered, the share certificates shall be held by the shareholders at their own risk.

The custody of the share certificates (if issued) sold to Japanese shareholders shall be held, in the name of the custodian, by the custodian of Mitsubishi.

The foregoing does not apply to the cases in which Japanese shareholders keep the Shares in custody at their own risk.

(3) Duration of the Fund:

Unless terminated, the Fund shall continue without limitation of time.

(4) Accounting Year:

The accounting year of the Fund is a year from December 1 to November 30 of the following year and the accounts will be closed each year on November 30th.

(5) Miscellaneous:

A. Liquidation

The Fund may be terminated at any time by vote of shareholders holding at least 2/3 of the shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

B. Authorized Shares

There is no prescribed authorized number of shares, and shares may be issued from time to time.

C. Procedures Relating to the Changes to the Deed and the Amendments to the Agreements with the Related Companies, etc.

(a) Agreement and Declaration of Trust

Originals or copies of the Agreement and Declaration of Trust, as amended, are on file with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and the notice thereof shall be sent to the Japanese
Shareholders.

(b) Bylaws

Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

(c) Management Contract

Management Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company.

(d) Sub-Management Contract

Sub-management Contract shall automatically terminate without the payment of any penalty in the event of its assignment; and the Contract shall not be amended with respect to the portion of the Fund the management of which is allocated from time to time by the Investment Management Company to the Sub-Investment Management Company (an "Allocated Sleeve") unless such amendment be approved at a meeting by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund or of the Investment Management Company.

The Sub-management Contract shall become effective upon its execution, and shall remain in full force and effect continuously (unless terminated automatically as set above) until terminated as follows:

(i) Either party thereto or, with respect to any Allocated Sleeve, the Fund may at any time terminate the Contract by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) With respect to any Allocated Sleeve, if (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Investment Management Company, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Contract, then the Contract shall automatically terminate at the close of business on the anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later, or

(iii) With respect to any Allocated Sleeve, automatically upon termination of the Investment Management Company's Investment Management Contract with the Fund.

(e) Custodian Agreement

Custodian Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as thereinafter provided, may be amended at any time by mutual agreement of the parties thereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty days after the date of such delivery or mailing; provided either party may at any time immediately terminate the Custodian Agreement in the event of the appointment of a conservator or receiver for the other party or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. No provision of the Custodian Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

(f) Investor Servicing Agreement

Investor Servicing Agreement shall continue indefinitely until terminated by not less than ninety days prior written notice given by the Fund to the Investor Servicing Agent, or by not less than six months prior written notice given by the Investor Servicing Agent to the Fund.

(g) Distributor's Contract

The Distributor's Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment. The Distributor's Contract may be amended only if such amendment be approved either by action of the Trustees of the Fund or at a meeting of the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distributor's Contract shall remain in full force and effect continuously (unless terminated automatically as set above) until terminated:

(i) Either by the Fund or Putnam by not more than sixty (60) days' nor less than ten (10) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party; or

(ii) If the continuance of this Contract after January 31, 1995 is not specifically approved at least annually by the Trustees of the Fund or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and by a majority of the Trustees of the Fund who are not interested persons of the Fund or of Putnam by vote cast in person at a meeting called for the purpose of voting on such approval.

(h) Agent Securities Company Agreement

Agent Securities Company Agreement shall be effective until terminated upon notice, thirty (30) days prior to the termination date, in writing to the other party thereto, to the addresses listed therein, subject to the appointment of a successor agent securities company for the Fund in Japan insofar as such appointment is required in Japan.

(i) Japan Dealer Sales Contract

Either party thereto may terminate the Japan Dealer Sales Contract, without cause, upon 30 days' written notice to the other party. Either party thereto may also terminate the Japan Dealer Sales Contract for cause upon the violation by the other party of any of the provisions thereof, such termination to become effective on the date such notice of termination is mailed to the other party.

D. Issue of Warrants, Subscription Rights, etc.

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

E. Litigation and Other Significant Events

Regulatory matters and litigation

The Investment Management Company has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans.

Pursuant to these settlement agreements, the Investment Management Company will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company will bear any costs incurred by Putnam funds in connection with these lawsuits.

The Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

2 Outline of Disclosure System:

Disclosure in U.S.A.:

A. Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

B. Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with applicable law.

Disclosure in Japan:

A. Disclosure to the Supervisory Authority:

(a) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

The Distributors, or the Sales Handling Companies in Japan, of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements of the Fund (the "Delivery Prospectus"). They shall also deliver to the investors prospectuses the contents of which are substantially identical to Part III of the securities registration statements upon the request of the investors (the "Requested Prospectus"). For the purpose of disclosure of the financial conditions, etc., the Fund shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance of Japan securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual year and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons at Kanto Local Finance Bureau of the Ministry of Finance of Japan.

(b) Disclosure Required under the Law Concerning Investment Trust Fund and Investment Company:

When the Investment Management Company handles offering or selling of Fund Shares in Japan, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification concerning certain matters of the Fund in accordance with the Law Concerning Investment Trust Fund and Investment Company (the "Investment Fund Law"). Also, when the Investment Management Company makes changes to the Agreement and Declaration of Trust, the Investment Management Company must file with the Commissioner of the Financial Services Agency of Japan a prior notification thereof, including contents of such changes. Further, in accordance with the relevant regulations of the Investment Fund Law, the Investment Management Company must prepare an investment management report with regard to certain matters relating to the Fund's assets immediately after the end of each fiscal period of the Fund and must immediately file the above report with the Commissioner of the Financial Services Agency of Japan.

B. Disclosure to Japanese Shareholders:

When the Investment Management Company makes change to the Agreement and Declaration of Trust, if the contents of such changes are material, the Investment Management Company must give 30 day prior public notice thereof, including the contents of such changes, before such changes are made, and its written notice summarizing such changes must be given to Japanese Shareholders known to the Distributor or the Sales Handling Companies; provided, however, that if such written notice is delivered to each of all Japanese Shareholders, no public notice is required.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or the Sales Handling Companies in Japan.

The investment management report mentioned in sub-paragraph (a), (ii) above will be delivered to Japanese Shareholders known to the Distributor or the Sales Handling Companies.

3 Information concerning The Rights of Shareholders, Etc.

(1) Rights of Shareholders, Etc.:

Shareholders must register their shares in their own name in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or the Sales Handling Company in Japan cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or the Sales Handling Companies in Japan exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or the Sales Handling Companies in Japan.

The Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or the Sales Handling Companies in Japan may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

A. Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust. The fund has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2004.

B. Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

C. Rights to receive dividends

Distributions from any net investment income are currently declared and paid monthly and any net realized capital gains are currently declared and paid annually.

Shareholders may choose three distribution options, though investors in Japan may only choose the last alternative.

* Reinvest all distributions in additional shares;

* Receive any distributions from net investment income in cash while reinvesting capital gains distributions in additional shares; or

* Receive all distributions in cash.

D. Right to receive distributions upon dissolution

Shareholders are entitled to receive distributions upon dissolution in proportion to the number of Shares then held by them, except as otherwise required.

E. Right to inspect organizational documents, accounting books and the like

Shareholders may inspect the Agreement and Declaration of Trust as on file at the offices of the Secretary of State of the Commonwealth of Massachusetts.

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are Registrant's Clerk, Judith Cohen; Registrant's investment adviser, Investment Management Company; Registrant's principal underwriter, Putnam Retail Management, Limited Partnership; Registrant's custodian, Putnam Fiduciary Trust Company; and Registrant's transfer and dividend disbursing agent, Putnam Investor Services, a division of Putnam Fiduciary Trust Company. The address of the Clerk, investment adviser, principal underwriter, custodian and transfer and dividend disbursing agent is One Post Office Square, Boston, Massachusetts 02109.

F. Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

G. Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any untrue statement of a material fact in the U.S. Registration Statement, or any omission of any statement of material fact required to be stated therein or necessary to make the statements there not misleading or not to cause any misunderstanding, shareholders are generally entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(2) Foreign Exchange Control in the United States:

In the United States, there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(3) Agent in Japan:

Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of:

A. the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA; and

B. representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director-General of Kanto Local Finance Bureau of the Ministry of Finance of Japan of the public offering and who are responsible as well as for the continuous disclosure is the following person:

Akihiro Wani
Attorneys-at-law
Linklaters
Meiji Yasuda Building
1-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo 100-0005 Japan

(4) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (3) B. above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

Tokyo District Court
1-4, Kasumigaseki 1-chome
Chiyoda-ku, Tokyo


IV FINANCIAL CONDITIONS OF THE FUND

(a) The Japanese translation of the Fund's financial statements have been prepared pursuant to the proviso to Article 127, Paragraph 5 of the "Regulation Concerning the Terminology, Forms and Preparation Methods of Financial Statements, etc.", based on the "Ordinance of the Cabinet Office Relating to Disclosure of Specified Securities."

The financial statements have been audited by KPMG LLP, the independent registered public accounting firm in the United States.

(b) The original financial statements of the Fund are presented in US dollars. The amounts in Japanese yen included in the Japanese translations of the financial statements are translated at the exchange rate of US$1.00 = JPY104.74, the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on February 28, 2005. Fractions are rounded to one thousand yen.

1 FINANCIAL STATEMENTS

Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP, the independent registered public accounting firm. Its report and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available upon request.

FINANCIAL HIGHLIGHTS

CLASS M (For a share outstanding throughout the period)
------------------------------------------------------------------------------
                                            Year ended November 30
                               -----------------------------------------------
Per-share operating performance   2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Net asset value,
beginning of period              $5.89     $5.18     $5.85     $6.29     $7.71

Investment operations:
Net investment income (a)          .42(d)    .47       .55       .67       .79

Net realized and unrealized
gain (loss) on investments         .29       .73      (.62)     (.38)    (1.40)

Total from investment
operations                         .71      1.20      (.07)      .29      (.61)

Less distributions:

From net investment income        (.43)     (.49)     (.57)     (.70)     (.81)

From return of capital                        --      (.03)     (.03)       --

Total distributions               (.43)     (.49)     (.60)     (.73)     (.81)

Redemption fees                     --(e)     --        --        --        --

Net asset value, end
of period                        $6.17     $5.89     $5.18     $5.85     $6.29

Total return at net
asset value (%) (b)              12.47     24.32     (1.15)     4.59     (8.92)

Ratios and supplemental
data

Net assets, end of period
(in thousands)                $573,455  $638,046  $534,636  $693,973  $534,387
------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                1.32(d)   1.28      1.28      1.25      1.20

Ratio of net investment
income to average net assets (%) 6.98(d)    8.34     10.10     10.75     10.71

Portfolio turnover (%)          53.33      78.78     60.35     81.23     68.37
------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements.

(d) Reflects an expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended November 30, 2004 reflect a reduction of less than
0.01 of average net assets for class M shares.

(e) Amount represents less than $0.01 per share.

The following financial documents are omitted here.

* Report of independent registered public accounting firm, Year ended November 30, 2004

* Report of independent registered public accounting firm, Year ended November 30, 2003

* Statement of assets and liabilities, Year ended November 30, 2004

* Statement of operations, Year ended November 30, 2004

* Statement of changes in net assets, Year ended November 30, 2004

* Financial highlights (For a share outstanding throughout the period)

* Notes to financial statements, Year ended November 30, 2004

* The Fund's Portfolio, Year ended November 30, 2004

* Statement of assets and liabilities, Year ended November 30, 2003

* Statement of operations, Year ended November 30, 2003

* Statement of changes in net assets, Year ended November 30, 2003

* Financial highlights (For a share outstanding throughout the period)

* Notes to financial statements, Year ended November 30, 2003

2 CONDITION OF THE FUND

Statement of Net Assets

(As of the end of February 28, 2005)       USD             JPY (in thousand)
----------------------------------------------------------------------------
I   Total Assets                      1,206,021,494          126,318,691
----------------------------------------------------------------------------
II  Total Liabilities                    43,981,986            4,606,673
----------------------------------------------------------------------------
III Total Net Assets (I-II)           1,162,039,508          121,712,018
----------------------------------------------------------------------------
IV  Total Number of Shares   Class A     77,727,007 Shares
----------------------------------------------------------------------------
    Outstanding              Class B     17,372,047 Shares
----------------------------------------------------------------------------
                             Class M     87,646,421 Shares
----------------------------------------------------------------------------
                             Class Y      4,238,753 Shares
----------------------------------------------------------------------------
V   Net Asset Value          Class A           6.21                  650 yen
----------------------------------------------------------------------------
    per Share (III/IV)       Class B           6.14                  643 yen
----------------------------------------------------------------------------
                             Class M           6.23                  653 yen
----------------------------------------------------------------------------
                             Class Y           6.32                  662 yen
----------------------------------------------------------------------------

V Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Shares of the Fund as of the end of each Fiscal Year are as follows:

------------------------------------------------------------------------
                                                              Number of
                     Number of Shares   Number of Shares     Outstanding
                           Sold           Repurchased           Shares
------------------------------------------------------------------------
1st Fiscal Year          2,370,932            259,901          2,111,031
(12/1/94 - 11/30/95)            (0)                (0)                (0)
------------------------------------------------------------------------
2nd Fiscal Year         47,178,747          1,092,778         48,197,000
(12/1/95 - 11/30/96)   (42,967,350)          (252,350)       (42,715,000)
------------------------------------------------------------------------
3rd Fiscal Year        202,989,234         42,956,933        208,229,301
(12/1/96 - 11/30/97)  (195,241,280)       (38,341,875)      (199,614,405)
------------------------------------------------------------------------
4th Fiscal Year         42,331,572        136,787,356        113,773,517
(12/1/97 - 11/30/98)   (38,771,320)      (132,486,947)      (105,898,778)
------------------------------------------------------------------------
5th Fiscal Year         31,517,038         38,117,136        107,173,419
(12/1/98 - 11/30/99)   (30,247,040)       (35,040,208)      (101,105,610)
------------------------------------------------------------------------
6th Fiscal Year         10,745,188         32,988,851         84,929,756
(12/1/99 - 11/30/00)    (9,615,370)       (30,225,615)       (80,495,365)
------------------------------------------------------------------------
7th Fiscal Year         53,559,316         19,854,528        118,634,544
(12/1/00 - 11/30/01)   (52,231,150)       (18,115,670)      (114,610,845)
------------------------------------------------------------------------
8th Fiscal Year         22,909,642         38,248,542        103,295,644
(12/1/01 - 11/30/02)   (22,323,760)      (136,975,746)       (99,958,859)
------------------------------------------------------------------------
9th Fiscal Year         56,510,174         51,535,585        108,270,233
(12/1/02 - 11/30/03)   (56,052,920)       (50,426,284)      (105,585,495)
------------------------------------------------------------------------
10th Fiscal Year        18,489,312         33,882,136         92,877,409
(12/1/03 - 11/30/04)   (18,251,910)       (33,121,596)       (90,715,809)
------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan.

PART III. SPECIAL INFORMATION

I OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

1 OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

Please refer to the statement in "Part I. INFORMATION CONCERNING THE FUND,
I. Description of the Fund, 1. Nature of the Fund, (2) Structure of the Fund, C. Putnam Investment Management, LLC (Investment Management Company)" above.

2 SUMMARY OF BUSINESS LINES AND BUSINESS OPERATION

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of February 28, 2005, Investment Management Company managed, advised, and/or administered the following 107 funds and fund portfolios (having an aggregate net asset value of over $138.9 billion):

                                                               Total Net
Name of      Principal          Number of the                Asset Value
Country   Characteristics           Funds                    ($ million)
------------------------------------------------------------------------------
U.S.A.  Open-end equity fund         50                          US$ 64,205.99
                                                        (6,724.94 billion yen)
        Open-end balanced fund       13                          US$ 38,251.15
                                                        (4,006.43 billion yen)
        Open-end bond fund           32                          US$ 31,899.59
                                                        (3,341.16 billion yen)
        Closed-end bond fund         12                           US$ 4,595.49
                                                          (481.33 billion yen)
------------------------------------------------------------------------------
        Total                       107                         US$ 138,952.22
                                                       (14,553.86 billion yen)

3 FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Fund and Japanese translations thereof are incorporated here]

4 RESTRICTIONS ON TRANSACTIONS WITH INTERESTED PARTIES

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Investment Management Company, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees unless the transaction is made within the investment restrictions set forth in the Fund's Securities Registration Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

5 MISCELLANEOUS

(1) Management:

Investment Management Company is a limited liability company formed under the laws of the State of Delaware. Putnam, LLC, the sole Member of the Investment Management Company, manages and conducts the property, business and affairs of the Investment Management Company.

(2) Election and Removal of Officers:

Officers are appointed by the Member. The Member may remove any officer without cause.

(3) Supervision by SEC of Changes in Directors and Certain Officers:

Investment Management Company files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

Under Section 9 (b) of the 1940 Act, the SEC may prohibit the directors and officers from remaining in office, if the SEC judges that such directors and officers have willfully violated any provision of the federal securities law.

(4) Amendment to the Limited Liability Company Agreement, Transfer of Business and Other Important Matters:

A. The Limited Liability Company Agreement of Investment Management Company may be amended, by the Member.

B. Under the Limited Liability Company Act of State of Delaware, merger or transfer of business requires the consent of the Member.

C. Investment Management Company has no direct subsidiaries.

(5) Litigation, etc.:

Regulatory matters and litigation.   The Investment Management Company has
entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans.

Pursuant to these settlement agreements, the Investment Management Company will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against the Investment Management Company and certain related parties, including certain Putnam funds. The Investment Management Company will bear any costs incurred by Putnam funds in connection with these lawsuits.

The Investment Management Company believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

II OUTLINE OF THE OTHER RELATED COMPANIES

1 NAME OF THE RELATED COMPANIES AND AMOUNT OF CAPITAL AND BUSINESS THEREOF

(1) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian):

A. Amount of Capital:

U.S.$31,067,723 (approximately 3.3 billion Yen) as of the end of February, 2005.

B. Description of Business:

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam, LLC. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception and custody services since 1990.

(2) Putnam Retail Management Limited Partnership (the Principal
Underwriter):

A. Amount of Capital:

U.S.$37,178,331 (approximately 3.9 billion Yen) as of the end of February,
2005

B. Description of Business:

Putnam Retail Management Limited Partnership is a Massachusetts limited partnership and is a wholly-owned subsidiary of Putnam, LLC. Putnam Retail Management Limited Partnership is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Putnam Investments Limited (Sub-Investment Management Company):

A. Amount of Capital:

U.S.$39,879,531 (approximately 4.2 billion Yen) as of the end of February,
2005

B. Description of Business:

Putnam Investments Limited is an investment advisor, whose principal activity is the provision of investment related market research and economic forecasts with respect to the United Kingdom and other major European markets.

(4) Mitsubishi Securities Co., Ltd. (Distributor in Japan and Agent
Company):

A. Amount of Capital:

[YEN] 65,518 million as of the end of February, 2005

B. Description of Business:

Mitsubishi Securities Co., Ltd. is a securities company registered with the Commissioner of the Financial Services Agency under the Securities Exchange Law of Japan. It engages in providing offering, underwriting, sale and purchase and arranging services of securities and other related services in respect of securities.

2 OUTLINE OF BUSINESS RELATIONSHIP WITH THE FUND

(1) Putnam Fiduciary Trust Company:

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(2) Putnam Retail Management Limited Partnership:

Putnam Retail Management Limited Partnership engages in providing marketing services to the Fund.

(3) Putnam Investments Limited:

Putnam Investments Limited acts as investment adviser concerning a portion of the Fund's assets.

(4) Mitsubishi Securities Co., Ltd.:

Mitsubishi Securities Co., Ltd. acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

3 CAPITAL RELATIONSHIP

Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership, Putnam Fiduciary Trust Company and Putnam Investments Limited are subsidiaries of Putnam, LLC, which is located at One Post Office
Square, Boston, Massachusetts 02109.   Putnam, LLC, which generally
conducts business under the name Putnam Investments, is a wholly owned subsidiary of Putnam Investments Trust, a holding company that except for a minority stake owned by employees, is owned by of Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

III OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

1 Massachusetts Business Trusts:

(1) General Information:

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

(2) Shareholder Liability:

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

2 United States Investment Company Laws and Enforcement:

(1) General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws. Among the more significant of these statutes are:

A. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

B. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

C. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

D. The Internal Revenue Code

An investment company is generally an entity subject to federal income taxation under the Internal Revenue Code of 1986, as amended (the "Code"). However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

E. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(2) Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

A. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

B. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

(3) Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the Fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

(4) Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

A. Updating its prospectus if it becomes materially inaccurate or misleading;

B. Annual update of its registration statement;

C. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

D. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

E. Maintenance of a code of ethics; and

F. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

3 Management of a Fund:

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the Fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

4 Share Information:

(1) Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges. A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

(2) Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

(3) Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

5 Shareholder Information, Rights and Procedures for the Exercise of Such
Rights:

(1) Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

(2) Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

(3) Dissolution

A shareholder would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

(4) Transferability

Shares of a fund are typically transferable without restriction.

(5) Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

6 Tax Matters:

(1) Tax Treatment of Shareholders in Japan

Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 27 of the Annual Report.

(2) U.S. Tax Treatment of Non-U.S. Citizens

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally are effective for payment made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these regulations. These new regulations modify and, in general, unify the way in which non-U.S. investors establish their status as non-U.S. States "beneficial owners" eligible for withholding exemptions including a reduced treaty rate or an exemption from backup withholding. For example, the new regulations require non-U.S. investors to provide new forms.

The regulations clarify withholding agents' reliance standards. They also require additional certifications for claiming treaty benefits. For example, a non-U.S. investor may be required to provide a TIN, and has to certify that he/she "derives" the income with respect to which the treaty benefit is claimed within the meaning of applicable regulations. The regulations also specify procedures for foreign intermediaries and flow-through entities, such as foreign partnerships, to claim the benefit of applicable exemptions on behalf of non-U.S. investors for which or for whom they receive payments. The regulations also amend the foreign broker office definition as it applies to partnerships.

The regulations are complex and this summary does not completely describe them. Non-U.S. investors should consult with their tax advisors to determine how the regulations affect their particular circumstances.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor.

(3) U.S. Taxation of the Fund

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Non-tax-exempt shareholders of the Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares. Distributions from a Fund derived from interest, dividends, and certain other income, including in general short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net capital gains (that is, in excess of net long-term capital gains and net short-term capital losses) on securities held for more than 12 months will be taxable as such, regardless of how long the shareholder has held shares in the Fund. Dividends and distributions on a fund's shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S.
currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign, state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

7 Important Participants in Offering of Mutual Fund Shares:

(1) Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

(2) Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

(3) Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

(4) Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

(5) Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

IV REFERENCE INFORMATION

The following documents concerning the Fund have been filed with the Director-General of Kanto Local Finance Bureau:

December 19, 2003   Amendment to Securities Registration Statement

January 23, 2004    Amendment to Securities Registration Statement

May 7, 2004         Securities Registration Statement/Securities Report
                    (the 9th term)

August 30, 2004     Semi-annual Report (during the 10th term)/Amendment
                    to Securities Registration Statement

October 29, 2004    Amendment to Securities Registration Statement

November 26, 2004   Amendment to Securities Registration Statement




Putnam High Yield Advantage Fund
Portfolio of Investments

A.  Principal Holdings (Top 30 Holdings)                                                    (As of February 28, 2005)
--------------------------------------------------------------------------------------------------------------------



                 Name of
                Securities                                                 Kind of Issue              Country
--------------------------------------------------------------------------------------------------------------------
 1  PUTNAM PRIME MONEY MARKET FUND                                         Short Term                 United States
 2  NEON limited recourse sec. notes Ser. 96                               Asset Backed Securities    Cayman Islands
 3  Qwest Corp. 144A notes                                                 Corporate bond             United States
 4  WESTLB AG                                                              Commercial Paper           United States
 5  AT&T Corp. sr. notes                                                   Corporate bond             United States
 6  Equistar Chemicals LP/Equistar Funding Corp. company guaranty          Corporate bond             United States
 7  CSC Holdings, Inc. debs.                                               Corporate bond             United States
 8  Nextel Communications, Inc. sr. notes                                  Corporate bond             United States
 9  Dynegy Holdings, Inc. 144A sec. notes                                  Corporate bond             United States
10  Cinemark, Inc. sr. disc. notes stepped-coupon zero % (9 3/4s,
    3/15/07)                                                               Corporate bond             United States
11  NRG Energy, Inc. 144A sr. sec. notes                                   Corporate bond             United States
12  Neon limited recourse sec. notes Ser. 94                               Asset Backed Securities    Cayman Islands
13  Kabel Deutsheland GmbH 144A sr. notes                                  Corporate bond             Germany
14  Granite Broadcasting Corp. sec. notes                                  Corporate bond             United States
15  MCI, Inc. sr. notes                                                    Corporate bond             United States
16  Dex Media West, LLC/Dex Media Finance Co. sr. notes Ser. B             Corporate bond             United States
17  Echostar DBS Corp. sr. notes                                           Corporate bond             United States
18  Triad Hospitals, Inc. sr. sub. notes                                   Corporate bond             United States
19  Tenet Healthcare Corp. 144A sr. notes                                  Corporate bond             United States
20  Hercules, Inc. company guaranty                                        Corporate bond             United States
21  Neon limited recourse sec. notes Ser. 96                               Asset Backed Securities    Cayman Islands
22  Charter Communications Holdings, LLC/Capital Corp. sr. notes           Corporate bond             United States
23  Midwest Generation, LLC sec. sr. notes                                 Corporate bond             United States
24  AMC Entertainment, Inc. sr. sub. notes                                 Corporate bond             United States
25  Laidlaw International, Inc. sr. notes                                  Corporate bond             United States
26  Legrand SA debs.                                                       Corporate bond             France
27  Jostens IH Corp. 144A company guaranty                                 Corporate bond             United States
28  Nextel Partners, Inc. sr. notes                                        Corporate bond             United States
29  Levi Strauss & Co. sr. notes                                           Corporate bond             United States
30  Xerox Corp. sr. notes                                                  Corporate bond             United States
31  PRIMEDIA, Inc. sr. notes                                               Corporate bond             United States
32  Rural Cellular Corp. sr. sub. notes                                    Corporate bond             United States
--------------------------------------------------------------------------------------------------------------------


Putnam High Yield Advantage Fund
Portfolio of Investments (continued)

A.  Principal Holdings (Top 30 Holdings)                        (As of February 28, 2005)
----------------------------------------------------------------------------------------
                                                U.S. Dollar
                               ---------------------------------------------
                                   Acquisition Cost      Current Value
     Coupon                    ---------------------- ----------------------   Investment
      (%)  Maturity  Quantity  Per Issue     Total    Per Issue      Total      Ratio (%)
----------------------------------------------------------------------------------------
 1     n/a     n/a  31,627,902   0.89     $28,003,000    0.89     28,003,000      0.024
 2   1.458    2013  14,668,569   1.00     $14,695,078    1.06     15,563,264      0.013
 3   9 1/8    2011  10,230,000   1.06     $10,844,778    1.16     11,841,225      0.010
 4    2.79    2005  10,000,000   0.99      $9,931,120    0.99      9,931,120      0.009
 5   9 3/4    2031   6,155,000   1.17      $7,183,028    1.27      7,824,544      0.007
 6  10 1/8    2008   6,685,000   1.02      $6,792,823    1.15      7,704,463      0.007
 7   7 5/8    2018   6,410,000   1.07      $6,850,864    1.17      7,467,650      0.006
 8    5.95    2014   6,980,000   0.99      $6,911,277    1.04      7,250,475      0.006
 9  10 1/8    2013   5,675,000   1.03      $5,822,146    1.14      6,469,500      0.006
10    step    2014   8,395,000   0.71      $5,923,255    0.75      6,275,263      0.005
11       8    2013   5,561,000   1.02      $5,674,791    1.11      6,144,905      0.005
12   1.105    2013   6,684,836   0.90      $5,989,028    0.89      5,946,355      0.005
13  10 5/8    2014   5,000,000   1.01      $5,034,377    1.15      5,750,000      0.005
14   9 3/4    2010   5,610,000   0.98      $5,489,548    0.96      5,371,575      0.005
15   8.735    2014   4,692,000   0.97      $4,543,334    1.12      5,272,635      0.005
16   8 1/2    2010   4,790,000   1.04      $4,983,853    1.10      5,245,050      0.005
17   6 3/8    2011   5,085,000   1.00      $5,085,000    1.03      5,237,550      0.005
18       7    2013   5,065,000   0.99      $5,030,012    1.03      5,223,281      0.004
19   9 7/8    2014   4,875,000   1.00      $4,887,875    1.07      5,191,875      0.004
20  11 1/8    2007   4,410,000   1.09      $4,824,007    1.18      5,181,750      0.004
21   1.686    2013   6,271,893   1.01      $6,334,133    0.82      5,170,536      0.004
22  11 1/8    2011   5,959,000   0.99      $5,873,410    0.86      5,094,945      0.004
23   8 3/4    2034   4,395,000   1.00      $4,403,509    1.15      5,043,263      0.004
24       8    2014   4,796,000   0.98      $4,713,391    1.01      4,843,960      0.004
25  10 3/4    2011   4,195,000   1.02      $4,285,982    1.15      4,808,519      0.004
26   8 1/2    2025   4,360,000   0.90      $3,941,209    1.09      4,774,000      0.004
27   7 5/8    2012   4,540,000   1.00      $4,561,084    1.03      4,687,550      0.004
28   8 1/8    2011   4,220,000   1.01      $4,250,666    1.11      4,663,100      0.004
29  12 1/4    2012   4,065,000   0.96      $3,889,637    1.15      4,654,425      0.004
30   7 5/8    2013   4,285,000   1.02      $4,356,702    1.08      4,643,826      0.004
31       8    2013   4,360,000   1.01      $4,410,885    1.07      4,643,400      0.004
32   9 3/4    2010   4,850,000   0.93      $4,502,777    0.96      4,631,750      0.004
----------------------------------------------------------------------------------------
